Document and Entity Information	3 Months Ended
Aug. 31, 2011
Document Information [Line Items]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Aug 31, 2011
Trading Symbol	TLLE
Entity Registrant Name	TELETOUCH COMMUNICATIONS INC
Entity Central Index Key	0000928659
Entity Filer Category	Smaller Reporting Company

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Aug. 31, 2011	May 31, 2011	May 31, 2010
CURRENT ASSETS:
Cash	$ 2,701	$ 2,239	$ 4,932
Certificates of deposit-restricted	50	50	150
Accounts receivable, net of allowance	4,984	3,687	3,967
Accounts receivable-related party	40	54
Unbilled accounts receivable	1,906	2,010	2,592
Inventories, net of reserve	1,480	1,257	1,049
Notes receivable		1	15
Prepaid expenses and other current assets	431	489	1,288
Patent held for sale			257
Total Current Assets	11,592	9,787	14,250
PROPERTY AND EQUIPMENT, net of accumulated depreciation	2,577	2,619	2,749
GOODWILL	343	343	343
INTANGIBLE ASSETS, net of accumulated amortization	3,320	3,562	4,342
PATENT HELD FOR SALE		100
OTHER	75	100
TOTAL ASSETS	17,907	16,411	21,684
CURRENT LIABILITIES:
Accounts payable	10,207	8,511	7,964
Accounts payable-related party			111
Accrued expenses and other current liabilities	4,111	3,400	5,517
Current portion of long-term debt	4,369	4,439	1,412
Current portion of trademark purchase obligation	100	150	150
Deferred revenue	277	289	336
Total Current Liabilities	19,064	16,789	15,490
LONG-TERM LIABILITIES:
Long-term debt, net of current portion	10,023	10,181	14,487
Long-term trademark purchase obligation, net of current portion	100	200	350
Total Long Term Liabilities	10,123	10,381	14,837
TOTAL LIABILITIES	29,187	27,170	30,327
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' DEFICIT:
Common stock	50	50	50
Additional paid-in capital	51,822	51,571	51,186
Treasury stock	(216)	(216)	(216)
Accumulated deficit	(62,936)	(62,164)	(59,663)
Total Shareholders' Deficit	(11,280)	(10,759)	(8,643)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$ 17,907	$ 16,411	$ 21,684

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Aug. 31, 2011	May 31, 2011	May 31, 2010
Accounts receivable, allowance	$ 237	$ 272	$ 407
Inventories, reserve	292	286	232
PROPERTY AND EQUIPMENT, accumulated depreciation	6,318	6,245	6,039
INTANGIBLE ASSETS, accumulated amortization	$ 10,170	$ 9,925	$ 8,964
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	70,000,000	70,000,000	70,000,000
Common stock, shares issued	49,916,189	49,916,189	49,916,189
Common stock, shares outstanding	48,739,002	48,739,002	48,739,002
Treasury stock, shares	1,177,187	1,177,187	1,177,187

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data	3 Months Ended		12 Months Ended
	Aug. 31, 2011	Aug. 31, 2010	May 31, 2011	May 31, 2010
Operating revenues:
Service and installation revenue	$ 4,483	$ 5,737	$ 20,575	$ 25,943
Product sales revenue	5,936	3,241	19,849	26,016
Total operating revenues	10,419	8,978	40,424	51,959
Operating expenses:
Cost of service and installation (exclusive of depreciation and amortization included below)	1,479	1,527	6,047	7,196
Cost of products sold	5,709	2,862	18,311	23,028
Selling and general and administrative	3,130	3,916	14,862	16,487
Depreciation and amortization	305	279	1,152	1,253
Impairment of asset held for sale			157
Loss on disposal of assets			16	17
Total operating expenses	10,623	8,584	40,545	47,981
Income (loss) from operations	(204)	394	(121)	3,978
Other income (expenses):
Interest expense, net	(527)	(568)	(2,227)	(2,261)
Other				167
Interest expense, net	(527)	(568)	(2,227)	(2,261)
Income (loss) from operations before income tax expense	(731)	(174)	(2,348)	1,884
Income tax expense	41	56	153	284
Net income (loss)	$ (772)	$ (230)	$ (2,501)	$ 1,600
Basic income (loss) per share applicable to common shareholders			$ (0.05)	$ 0.03
Loss per share applicable to common shareholders - basic and diluted	$ (0.02)	$ 0
Diluted income (loss) per share applicable to common shareholders			$ (0.05)	$ 0.03
Weighted average basic and diluted shares outstanding	48,739,002	48,739,002
Weighted average shares outstanding:
Basic			48,739,002	48,778,446
Diluted			48,739,002	48,930,621

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	3 Months Ended		12 Months Ended
	Aug. 31, 2011	Aug. 31, 2010	May 31, 2011	May 31, 2010
Operating Activities:
Net income (loss)	$ (772)	$ (230)	$ (2,501)	$ 1,600
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Impairment of asset held for sale			157
Depreciation and amortization	305	279	1,152	1,253
Non-cash compensation expense	251	264	385	239
Non-cash interest expense	17	24	133	80
Provision for losses on accounts receivable	113	115	410	876
Provision for inventory obsolescence	15	18	152	112
Loss on disposal of assets			16	17
Changes in operating assets and liabilities:
Accounts receivable, net	(1,292)	220	395	1,420
Inventories	(238)	(279)	(360)	386
Prepaid expenses and other assets	58	233	799	(636)
Accounts payable	1,696	84	436	(3,187)
Accrued expenses and other current liabilities	711	(841)	(2,117)	(1,273)
Deferred revenue	(12)	180	(47)	(3)
Net cash provided by (used in) operating activities	852	67	(990)	884
Investing Activities:
Purchases of property and equipment	(31)	(93)	(211)	(160)
Redemption of certificates of deposit		100	100	150
Payments on trademark license	(150)	(150)	(150)	(400)
Purchase of intangible asset	(4)	(10)	(31)
Receipts from notes receivable		3	4	606
Net cash provided by (used in) investing activities	(185)	(150)	(288)	198
Financing Activities:
Borrowings against long-term debt				1,373
Payments on long-term debt	(205)	(662)	(1,415)	(2,134)
Purchase of treasury stock				(31)
Net cash used in financing activities	(205)	(662)	(1,415)	(792)
Net increase (decrease) in cash	462	(745)	(2,693)	290
Cash at beginning of period	2,239	4,932	4,932	4,642
Cash at end of period	2,701	4,187	2,239	4,932
Supplemental Cash Flow Data:
Cash payments for interest	511	568	2,095	2,193
Cash payments for income taxes	1	41	269	515
Non-Cash Transactions:
Trademark license				500
Capitalization of loan origination fees			135	244
Adjustment of long-term debt	23
Notes Receivable
Non-Cash Transactions:
Intangible asset received for payment of notes receivable		10		257
Assets received for payment of receivable			10	25
Accounts Receivable
Non-Cash Transactions:
Intangible asset received for payment of notes receivable		4
Assets received for payment of receivable			$ 4

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT (USD $) In Thousands	Total	Common Stock	Additional Paid-In Capital	Treasury Stock	Accumulated (Deficit)
Beginning Balance at May. 31, 2009	$ (10,451)	$ 50	$ 50,947	$ (185)	$ (61,263)
Beginning Balance (in shares) at May. 31, 2009		49,916,189		864,209
Net income (loss)	1,600				1,600
Repurchase of common stock (in shares)				312,978
Repurchase of common stock	(31)			(31)
Compensation earned under employee stock option plan	239		239
Ending Balance at May. 31, 2010	(8,643)	50	51,186	(216)	(59,663)
Ending Balance (in shares) at May. 31, 2010		49,916,189		1,177,187
Net income (loss)	(2,501)				(2,501)
Compensation earned under employee stock option plan	385		385
Ending Balance at May. 31, 2011	$ (10,759)	$ 50	$ 51,571	$ (216)	$ (62,164)
Ending Balance (in shares) at May. 31, 2011		49,916,189		1,177,187

BASIS OF PRESENTATION AND NATURE OF BUSINESS	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
BASIS OF PRESENTATION AND NATURE OF BUSINESS
NOTE 1 – BASIS OF PRESENTATION AND NATURE OF BUSINESS

Nature of Business: Teletouch Communications, Inc. was incorporated under the laws of the State of Delaware on July 19, 1994 and its corporate headquarters are in Fort Worth, Texas. References to Teletouch or the Company as used throughout this document mean Teletouch Communications, Inc. or Teletouch Communications, Inc. and its subsidiaries, as the context requires.

For over 47 years, Teletouch together with its predecessors has offered a comprehensive suite of telecommunications products and services including cellular, two-way radio, GPS-telemetry, wireless messaging and public safety equipment. As of August 31, 2011, the Company operated 20 retail and agent locations in Texas.  Locations include both “Teletouch” and “Hawk Electronics” branded in-line and free-standing stores and service centers. The Teletouch branded locations offer primarily the Company’s two-way radio products and services as well as public safety equipment to state, city and local entities as well as commercial businesses. Teletouch’s wholly-owned subsidiary, Progressive Concepts, Inc. (“PCI”) is a Master Distributor and Authorized Provider of cellular voice, data and entertainment services though AT&T Mobility (“AT&T”) to consumers, businesses and government agencies and markets these services under the Hawk Electronics brand name. For over 27 years, PCI has offered various communication services on a direct bill basis and today services approximately 45,000 cellular subscribers. PCI sells consumer electronics products and cellular services through its stores, its own network of Hawk-branded sub-agents stores, its own direct sales force and on the Internet at various sites, including its primary consumer-facing sites: www.hawkelectronics.com, www.hawkwireless.com and www.hawkexpress.com. The Company handles all aspects of the wireless customer relationship, including:

•	Initiating and maintaining all subscribers’ cellular, two-way radio and other service agreements;
•	Determining credit scoring standards and underwriting new account acquisitions;
•	Handling all billing, collections, and related credit risk through its own proprietary billing systems;
•	Providing all facets of real-time customer support, using a proprietary, fully integrated Customer Relationship Management (CRM) system through its own 24x7x365 capable call centers and the Internet.

In addition, PCI operates a national wholesale distribution business, “PCI Wholesale,” which serves major carrier agents, rural cellular carriers, smaller consumer electronics and automotive retailers and auto dealers throughout the country and internationally, with ongoing product and sales support through its direct sales representatives, call center, and the Internet through www.pciwholesale.com and www.pcidropship.com, among other sites. Teletouch also sells public safety equipment and services under the brand “Teletouch PSE” (Public Safety Equipment), through direct sales and distribution including the United States General Services Administration (“GSA”), BuyBoard (a State of Texas website operated by the Local Government Purchasing Cooperative), and a Texas Multiple Award Schedule (“TXMAS”) facility also run by the State of Texas, which allows products to be sold to all State agencies and authorized local public entities.

Basis of Presentation: The consolidated financial statements include the consolidated accounts of Teletouch Communications, Inc. and our wholly-owned subsidiaries (collectively, the “Company” or “Teletouch”). Teletouch Communications, Inc. owns all of the shares of Progressive Concepts, Inc., a Texas corporation (“PCI”), Teletouch Licenses, Inc., a Delaware corporation (“TLI”), Visao Systems, Inc., a Delaware corporation (“Visao”) and TLL Georgia, Inc., a Delaware corporation (“TLLG”). PCI is the primary operating business of Teletouch. TLI is a company formed for the express purpose of licensing from the FCC the radio frequencies utilized by Teletouch to operate its two-way radio network. Visao is a company formed to develop and distribute the Company’s telemetry products, which as of the date of this Report are no longer being sold.  Currently Visao is maintained as a shell company with no operations. TLLG was formed for the express purpose of entering into an asset purchase agreement with Preferred Networks, Inc. in May 2004 and ceased operations following the sale of the Company’s paging business in August 2006.  TLLG is currently a shell company. All significant intercompany accounts and transactions have been eliminated in consolidation.

Financial Condition and Going Concern Discussion: As of August 31, 2011, the Company had  $2,701,000 cash on hand, a working capital deficit of approximately  $7,472,000 and a shareholders’ deficit of approximately  $11,280,000.  Included in this working capital deficit are certain current debt obligations of  $4,369,000.  Additionally, and not recorded as a liability, the Company estimates that interest and fees due on its debt obligations for the next year will be approximately  $1,846,000, of which approximately  $1,721,000 is payable to Thermo Credit, LLC (“Thermo”) the Company’s senior lender.  During fiscal year 2011 and through the date of this Report, Thermo has been unable to advance funds to the Company in part due to the Company’s deficient borrowing base due to the losses in its cellular business and due to certain restrictions imposed on Thermo by its lenders that together has limited its ability to advance funds to the Company as it has done in the past.  The Company’s outstanding balance on the senior Thermo revolving credit facility totaled approximately  $11,209,000 at August 31, 2011 with approximately  $2,907,000, including estimated interest, becoming due in the next twelve months. Thermo has worked with the Company in the past on certain defaults and payment extensions and through 2010 was the primary source of working capital needed by the Company from time to time.  Discussions are ongoing with Thermo about modifying the current note to provide for certain payment extensions and additional availability but as of the date of this Report no agreement has been reached. The Company can provide no assurance that it will get relief from its lenders on any of its current debt service obligations.  Additionally, as a result of the Company’s recent operating performance and related liquidity issues, certain trade credit terms that the Company has relied upon for purchases of products and services to support its ongoing business have been reduced and new trade credit terms are becoming more difficult to secure.

The Company reported an operating loss during fiscal year 2011 and in the first quarter of fiscal 2012 reported herein and does not expect a significant improvement in its operating results for the remainder of fiscal year 2012 without either a favorable outcome from its ongoing litigation against AT&T or a significant increase in revenues and margins from its wholesale or two-way radio business units beyond levels that were achieved in prior fiscal years, or the completion of an acquisition during the fiscal year that is accretive to earnings.  As prior reported, since the launch of the iPhone by AT&T in June 2007, the Company has experienced higher than normal cellular subscriber attrition.  Although the iPhone is offered to customers by AT&T and others, AT&T continues to deny PCI the approval to sell, activate or service the iPhone for PCI customers.  In late September 2009, the Company commenced an arbitration proceeding against AT&T seeking monetary damages for PCI’s related subscriber losses and other related damages but to date this matter has not concluded.  Through a mandated and then a subsequent voluntary mediation session in May and October 2011, respectively the parties have reached a general agreement and settlement framework and as of the date of this Report, expect to complete final settlement documents and agreements in the second quarter of fiscal year 2012. Since September 2009 and through August 31, 2011, the Company has incurred approximately  $1,909,000 in total legal and professional fees on this matter, with related legal expenses for first quarter of fiscal year 2012 of approximately  $167,000.  While the Company is currently in settlement discussions with AT&T, it cannot predict when or if the terms of the final settlement will be ultimately and finally agreed upon.  If the Company ceases settlement discussions and resumes the arbitration, it is unable to predict when a final hearing date will be scheduled although such date would be expected to be approximately 45-60 days following the termination of such settlement discussions.  During the previous two fiscal years and continuing into fiscal year 2012, the Company has focused on reducing costs to align with its declining cellular revenues, but certain of its costs are relatively fixed and deemed necessary to maintain its other operations and meet the requirements of being a public company.  The Company reviews its staffing levels on a quarterly basis and continues to seek ways to consolidate and automate necessary functions in order to control personnel costs.  The Company believes that its efforts to reduce its operating expenses have been successful to date and is concerned that further substantial reductions in these expenses would accelerate its cellular revenue losses. As a result, most of the Company’s current efforts are focused on finalizing its dispute with AT&T with the expectation of receiving certain cash and in-kind payments for damages, negotiating extensions on current debt obligations, seeking additional sources of revenue from its other business units and completing a significant acquisition.  There is no assurance the dispute with AT&T can be resolved in the near future and if not resolved that the Company will receive any award of monetary damages.  No assurance can be provided that the Company will be able to increase revenues in its other business units during fiscal year 2012 to sufficient levels to offset the margin impact of the expected loss of its cellular revenues assuming its relationship with AT&T remains unchanged. Likewise, there is no assurance the Company’s current acquisition efforts will result in a successful transaction.

The Company is continuing to negotiate with its lenders and other creditors for payment extensions at least through the conclusion of the arbitration against AT&T, so that it can preserve a sufficient amount of cash to continue its operations and fund the remainder of the litigation.  Additionally, the Company has had to delay payment of AT&T’s revenue share portion of the monthly cellular billings to preserve cash and continue to fund operations. The Company continues to seek additional debt and equity financing to ensure it is able to meet its remaining trade and debt obligations as well as provide sufficient working capital to continue and grow its operations. If it is unsuccessful in its efforts to secure the payment extensions it is seeking or it is unable to secure additional financing and the Company’s current debt obligations are accelerated, the Company would likely be unable to meet its obligations and might be forced to seek protection from its creditors.

As a result of the above conditions and in accordance with generally accepted accounting principles in the United States, there exists substantial doubt about the Company’s ability to continue as a going concern.

Change of Ownership and Voting Control of Teletouch: Since November 2005, the majority of Teletouch’s outstanding common stock has been owned and controlled by TLL Partners, LLC, a Delaware limited liability company (“TLLP”), controlled by Robert McMurrey, the Company’s Chairman and Chief Executive Officer.  In August 2006, immediately prior to Teletouch’s acquisition of Progressive Concepts, Inc. (“PCI”), TLLP assumed the senior debt obligations of PCI and settled the subordinated debt obligations of PCI by issuing 4,350,000 shares of its holdings of Teletouch’s common stock and converted the balance  of the subordinated debt into redeemable Series A preferred units of TLLP.  To secure the senior debt obligation, TLLP pledged all of its then held assets, which consisted primarily of its holding of approximately 80% of the outstanding common stock of Teletouch as of August 2006. TLLP is a holding company with no operations with a minimal amount of cash on hand and is dependent upon selling a sufficient number of shares it owns in Teletouch common stock or upon the cash flows of Teletouch through the receipt of future cash dividends to service its outstanding debt obligations. When the senior debt originally matured in August 11, 2007, TLLP did not have sufficient cash or other means to repay this debt and was successful in negotiating an initial extension of the maturity date through October 11, 2007. Subsequent extensions were granted by the senior debt holder to TLLP extending the maturity date through January 31, 2011.   In February 2011, TLLP negotiated a settlement of its senior debt obligations which required a series of payments beginning February 2011 and continuing through August 19, 2011, the amended maturity date.  In addition to the cash payments and as part of the settlement agreement, TLLP was obligated to transfer 2,000,000 shares of its holdings of Teletouch’s common stock to the senior lender at the maturity date.  TLLP began selling shares of its holdings of Teletouch’s common stock in February 2011 to raise the funds to make these payments on its senior debt obligation.

Beginning in February 2011 and continuing through June 2011, TLLP completed sixteen (16) privately negotiated transactions and sold a total of 8,499,001 shares of its holdings of Teletouch’s common stock, which is approximately 17.4% of the Company’s outstanding common stock at June 13, 2011.  Following these sales transactions, TLLP continued to own 30,650,999 shares of our common stock, or 62.9% of the Company’s outstanding stock.

On August 11, 2011, TLLP entered into a binding agreement titled “Heads of Terms” (the “Binding Agreement”) and certain related agreements with its Series A Preferred unit holders, Stratford Capital Partners, LP (“Stratford”) and Retail & Restaurant Growth Capital, LP (“RRGC”) (together, Stratford and RRGC are hereafter referred to as the “Transferees”), whereby, TLLP was required on or before August 17, 2011  to exchange 25,000,000 shares of its holdings of the Company’s common stock (the “New Shares”) to settle in full TLLP’s approximately  $18,200,000 redemption obligation on its outstanding Series A Preferred Units (the “Preferred Units”) and for additional cash consideration totaling  $3,750,000 from the Transferees (the “Exchange”).  Based on the approximately  $21,950,000 consideration exchanged by Transferees, TLLP realized approximately  $0.88 per share in value for the shares of the Company’s common stock transferred in the Exchange. As a result of the Exchange, Stratford and RRGC received 15,000,000 shares and 10,000,000 shares, respectively, of the Company’s common stock in exchange for their respective share of the cash consideration and their respective holdings of the outstanding Preferred Units. The Exchange closed on August 17, 2011 and resulted in the cancellation of the Series A Preferred units.  As contemplated by the Binding Agreement, at closing the parties entered into various agreements related to the Exchanged Shares including (1) a registration rights agreement providing for the registration of the Exchanged Shares, (2) a put and call option and transfer restriction agreement whereby TLLP would have the right to call from Stratford and RRGC the Exchanged Shares for a fifteen month period for a call price of  $1.00 per share, Stratford and RRGC would have the rights to put their Exchanged Shares to TLLP for  30 day period at the end of the call option period for a put price of  $1.00 per share, and Stratford and RRCG would agree not to transfer the Exchanged Shares for a period of seven months after the date of the Exchange, (3) a voting agreement whereby Stratford and RRGC agreed to vote their Exchanged Shares in proportion to the votes of the other shareholders of Teletouch during the call option period, (4) a pledge and security agreement whereby TLLP pledged all of its remaining shares of Teletouch’s common stock to Stratford and RRGC as security for their put rights, (5) a mutual release of claims between various parties to the Exchange and (6) certain other ancillary documents.  Following the Exchange, Stratford owns 17,610,000 shares of Teletouch’s common stock (36.1% of outstanding shares as of the date of this Report), RRGC owns 11,740,000 shares (24.1%) and TLLP owns 3,650,999 shares (7.5%).  The result of the Exchange was a change in control of the voting of common stock at Teletouch on August 17, 2011, whereby TLLP no longer controls the outcome of matters voted on by the shareholders.

TLLP’s management has communicated to the Company that additional sales of its holdings of the Company’s common stock are likely to fund the ongoing operating expenses of TLLP and that it will actively be seeking financing to exercise some or all of its call option during the call option period.  TLLP further communicated to the Company that there can be no assurance that TLLP will be successful in its efforts to secure the financing necessary to exercise the call option and purchase the Exchanged Shares and regain voting control at the Company; nor can there be any assurance that Stratford and RRGC will not transfer some or all of the shares following the initial seven month transfer restriction period, or through the total fifteen month term, which in turn, could affect TLLP’s ability to exercise the call option, in part or in whole. During the call option period, Stratford and RRCG have agreed to vote in proportion to the other shareholders, which could result in different outcomes on matters previously determined by the majority shareholder of TLLP.

NOTE 1 – BASIS OF PRESENTATION AND NATURE OF BUSINESS

Nature of Business: Teletouch Communications, Inc. was incorporated under the laws of the State of Delaware on July 19, 1994 and its corporate headquarters are in Fort Worth, Texas. References to Teletouch or the Company as used throughout this document mean Teletouch Communications, Inc. or Teletouch Communications, Inc. and its subsidiaries, as the context requires.

For over 47 years, Teletouch together with its predecessors has offered a comprehensive suite of telecommunications products and services including cellular, two-way radio, GPS-telemetry, wireless messaging and public safety equipment. As of May 31, 2011, the Company operated 20 retail and agent locations in Texas.  Locations include both “Teletouch” and “Hawk Electronics” branded in-line and free-standing stores and service centers. The Teletouch branded locations offer primarily the Company’s two-way radio products and services as well as public safety equipment to state, city and local entities as well as commercial businesses. Teletouch’s wholly-owned subsidiary, Progressive Concepts, Inc. (“PCI”) is a Master Distributor and Authorized Provider of cellular voice, data and entertainment services though AT&T Mobility (“AT&T”) to consumers, businesses and government agencies and markets these services under the Hawk Electronics brand name. For over 27 years, PCI has offered various communication services on a direct bill basis and today services approximately 47,000 cellular subscribers. PCI sells consumer electronics products and cellular services through its stores, its own network of Hawk-branded sub-agents stores, its own direct sales force and on the Internet at various sites, including its primary consumer-facing sites: www.hawkelectronics.com, www.hawkwireless.com and www.hawkexpress.com. The Company handles all aspects of the wireless customer relationship, including:

•     Initiating and maintaining all subscribers’ cellular, two-way radio and other service agreements;
•     Determining credit scoring standards and underwriting new account acquisitions;
•     Handling all billing, collections, and related credit risk through its own proprietary billing systems;
•	Providing all facets of real-time customer support, using a proprietary, fully integrated Customer Relationship Management (CRM) system through its own 24x7x365 capable call centers and the Internet.

In addition, PCI operates a national wholesale distribution business, “PCI Wholesale,” which serves major carrier agents, rural cellular carriers, smaller consumer electronics and automotive retailers and auto dealers throughout the country and internationally, with ongoing product and sales support through its direct sales representatives, call center, and the Internet through www.pciwholesale.com and www.pcidropship.com, among other sites. Teletouch also sells public safety equipment and services under the brand “Teletouch PSE” (Public Safety Equipment), through direct sales and distribution including the United States General Services Administration (“GSA”), BuyBoard (a State of Texas website operated by the Local Government Purchasing Cooperative), and a Texas multiple awards contract (“TXMAS”) facility also run by the State of Texas, which allows products to be sold to all State agencies and authorized local public entities.

Basis of Presentation: The consolidated financial statements include the consolidated accounts of Teletouch Communications, Inc. and our wholly-owned subsidiaries (collectively, the “Company” or “Teletouch”). Teletouch Communications, Inc. owns all of the shares of Progressive Concepts, Inc., a Texas corporation (“PCI”), Teletouch Licenses, Inc., a Delaware corporation (“TLI”), Visao Systems, Inc., a Delaware corporation (“Visao”) and TLL Georgia, Inc., a Delaware corporation (“TLLG”). PCI is the primary operating business of Teletouch. TLI is a company formed for the express purpose of owning all of the FCC licenses utilized by Teletouch to operate its two-way radio network. Visao is a company formed to develop and distribute the Company’s telemetry products, which as of the date of this Report are no longer being sold.  Currently Visao is maintained as a shell company with no operations. TLLG was formed for the express purpose of entering into an asset purchase agreement with Preferred Networks, Inc. in May 2004 and ceased operations following the sale of the Company’s paging business in August 2006.  TLLG is currently a shell company. All significant intercompany accounts and transactions have been eliminated in consolidation.

Financial Condition and Going Concern Discussion: As of May 31, 2011, the Company has  $2,239,000 cash on hand, working capital deficit of approximately  $7,002,000 and a shareholders’ deficit of approximately  $10,759,000.  Included in this working capital deficit are certain current debt obligations of  $4,439,000.  Additionally, and not recorded as a liability, the Company estimates that interest and fees due on its debt obligations for the next year will be approximately  $1,926,000, of which approximately  $1,748,000 is payable to Thermo Credit, LLC (“Thermo”) the Company’s senior lender.  During fiscal year 2011, Thermo  has been unable to advance funds to the Company in part due to the Company’s deficient and deteriorating borrowing base due to the losses in its cellular business and due to certain restrictions imposed on Thermo  that has limited its ability to advance funds to the Company as it has done in the past.  The Company’s outstanding balance on the senior Thermo revolving credit facility totaled approximately  $11,330,000 at May 31, 2011 with approximately  $2,897,000, including estimated interest, due in the subsequent 12 months. Thermo has worked with the Company in the past on certain defaults and payment extensions and through 2010 was the primary source of working capital needed by the Company from time to time.  Discussions are ongoing with Thermo about modifying the note to provide for certain payment extensions and additional availability but as of the date of this Report no agreement has been reached. The Company can provide no assurance that it will get any relief from its lenders on any of its current debt service obligations.  Additionally, as a result of its operating performance and liquidity issues during fiscal year 2011, certain trade credit terms that the Company has relied upon to for purchases of products and services to support its ongoing business have been reduced and new trade credit terms are becoming more difficult to secure.

The Company reported an operating loss during fiscal year 2011 and does not expect a significant improvement in its operating results in the next fiscal year without either a favorable outcome from its ongoing litigation against AT&T or a significant increase in revenues and margins from its wholesale or two- way radio business units beyond levels that were able to be achieved in prior fiscal years.  Since June 2007, the Company has experienced higher than normal cellular subscriber attrition due primarily to the launch of the iPhone.  Although the iPhone is offered to customers by AT&T, PCI has been denied the approval to sell or activate the iPhone for customers by AT&T.  In September 2009, the Company commenced and arbitration proceeding against AT&T seeking monetary damages but to date this matter has not concluded.  During fiscal year 2011, the Company incurred approximately  $1,390,000 in legal and professional fees on this matter.  The Company is currently in settlement discussions with AT&T but cannot predict if the terms of the settlement can be agreed upon through the discussions.  If the Company ceases settlement discussions and resumes the arbitration, it is unable to predict when a final hearing date will be scheduled due to the numerous delays over the past couple of years or if the outcome of the hearing would be favorable to the Company. During fiscal year 2010 and continuing into fiscal year 2011, the Company has been focused on reducing costs to align with its declining cellular revenues, but certain of its costs are relatively fixed and deemed necessary to maintain its other operations and meet the requirements of being a public company.  The Company reviews its staffing levels on a quarterly basis and continues to seek ways to consolidate and automate necessary functions in order to control personnel costs.  The Company believes that its efforts to reduce it operating expenses have been successful to date and is concerned that further reductions in these expenses would accelerate its cellular revenue losses so most of the current efforts are focused on finalizing its dispute with AT&T with the hope of receiving a cash payment for its damages, negotiating extensions on its current debt obligations and seeking additional sources of revenue from its other business units.  There is no assurance the dispute with AT&T can be resolved in the near future nor that if resolved, the Company will receive any award of monetary damages.  No assurance can be provided that the Company will be able to increase revenues in its other business units during fiscal year 2012 to sufficient levels to offset the margin impact of the expected loss of its cellular revenues assuming its relationship with AT&T remains unchanged.

The Company is continuing to negotiate with its lenders and other creditors for payment extensions at least through the conclusion of the arbitration against AT&T so that it can preserve a sufficient amount of cash to continue its operations and fund the remainder of the litigation.  The Company is also continuing to seek additional debt and equity financing to ensure it is able to meet its remaining trade and debt obligations as well as provide sufficient working capital to continue and grow its operations. If it is unsuccessful in its efforts to secure the payment extensions it is seeking or it is unable to secure additional financing and the Company’s current debt obligations are accelerated, the Company would likely be unable to meet its obligations and might be forced to seek protection from its creditors.

As a result of the above conditions and in accordance with generally accepted accounting principles in the United States, there exists substantial doubt about the Company’s ability to continue as a going concern.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.  Preparing financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions.  Those assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Cash:  We deposit our cash with high credit quality institutions.  Periodically, such balances may exceed applicable FDIC insurance limits.  Management has assessed the financial condition of these institutions and believes the possibility of credit loss is minimal.

Certificates of Deposit-Restricted:  From time to time, the Company is required to issue a standby letter of credit to a supplier to secure a credit line extended to the Company. In these instances, funds are deposited   into a certificate of deposit and the bank to issues a standby letter of credit to the supplier’s benefit. All such funds are reported as restricted funds until such time as the supplier releases its rights under the letter of credit. As of August 31, 2011 and May 31, 2011, the Company had  $50,000 of cash certificates of deposit securing standby letters of credit with its suppliers.

Allowance for Doubtful Accounts: The Company performs credit evaluations of its customers prior to extending open credit terms. The Company does not perfect a security in any of the goods it sells causing all credit lines extended to be unsecured.

In determining the adequacy of the allowance for doubtful accounts, management considers a number of factors, including historical collections experience, aging of the receivable portfolio, financial condition of the customer and industry conditions.  The Company considers accounts receivable past due when the customer’s payment in full is not received within payment terms.  The Company writes-off accounts receivable when it has exhausted all collection efforts, which is generally within 90 days following the last payment received on the account.

Accounts receivable are presented net of an allowance for doubtful accounts of  $237,000 and  $272,000 at August 31, 2011 and May 31, 2011, respectively.  Based on the information available, management believes the allowance for doubtful accounts as of those periods are adequate, however, actual write-offs may exceed the recorded allowance.

Reserve for Inventory Obsolescence:  Inventories are stated at the lower of cost (on a moving average basis, which approximates actual cost determined on a first-in, first-out (“FIFO”) basis), or fair market value and are comprised of finished goods. In determining the adequacy of the reserve for inventory obsolescence, management considers a number of factors including recent sales trends, industry market conditions and economic conditions. In assessing the reserve, management also considers price protection amounts it expects to recover from certain vendors when the vendor reduces cost on certain items shortly after they are   purchased by the Company. Additionally, management records specific valuation allowances for discontinued inventory based on its prior experience liquidating this type of inventory.  Through the Company’s wholesale and internet distribution channels, it has been successful liquidating the majority of any inventory that becomes obsolete at or near its cost basis if marketed soon after such obsolescence is determined.  The Company has many different cellular handset, radio and other electronics suppliers, all of which provide reasonable notification of model changes, which allows the Company to minimize its level of discontinued or obsolete inventory. Inventories are presented net of a reserve for obsolescence of  $292,000 and  $286,000 at August 31, 2011 and May 31, 2011, respectively. Actual results could differ from those estimates.

Property and Equipment:  Property and equipment is recorded at cost. Depreciation is computed using the straight-line method. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Upon the sale or abandonment of an asset, the cost and related accumulated depreciation are removed from the Company’s balance sheet, and any gains or losses on those assets are recognized in the same period. The estimated useful lives of the Company’s property and equipment assets are as follows:

Buildings and improvements	5-30 years
Two-way network infrastructure	5-15 years
Office and computer equipment	3- 5 years
Signs and displays	5-10 years
Other equipment	3-5 years
Leasehold improvements	Shorter of estimated useful life or term of lease

Intangible Assets:  The Company’s intangible assets include both definite and indefinite lived assets. Indefinite lived intangible assets are not amortized but evaluated annually (or more frequently) for impairment under ASC 350, Intangibles-Goodwill and Other, (“ASC 350”).  Definite lived intangible assets are amortized over the estimated useful life of the asset and reviewed for impairment upon any event that  raises a question as to the asset’s ultimate recoverability as prescribed under ASC 360, Property, Plant and Equipment, (“ASC 360”).

Indefinite Lived Intangible Assets: The Company’s indefinite lived intangible assets are goodwill and a purchased perpetual trademark license. Goodwill acquired in a business combination and intangible assets determined to have an indefinite useful life are not amortized but instead tested for impairment at least annually in accordance with the provisions of ASC 350.  The ASC 350 goodwill impairment model is a two-step process. The first step compares the fair value of a reporting unit that has goodwill assigned to its carrying value. The fair value of a reporting unit using discounted cash flow analysis is estimated. If the fair value of the reporting unit is determined to be less than its carrying value, a second step is performed to compute the amount of goodwill impairment, if any. Step two allocates the fair value of the reporting unit to the reporting unit’s net assets other than goodwill. The excess of the reporting unit’s fair value over the amounts assigned to its net assets other than goodwill is considered the implied fair value of the reporting unit’s goodwill. The implied fair value of the reporting unit’s goodwill is then compared to the carrying value of its goodwill. Any shortfall represents the amount of goodwill impairment. The Company tests this goodwill annually on March 1st, the first day of its fourth fiscal quarter, of each year unless an event occurs that would cause the Company to believe the value is impaired at an interim date.

The Company evaluated the carrying value of its goodwill associated with its two-way business as of May 31, 2011 and concluded that no impairment of its goodwill was required.  The Company estimates the fair value of its two-way business using a discounted cash flow method.  No changes have occurred in the two-way business during the three months ended August 31, 2011 that indicated any impairment of the goodwill.  The Company continually evaluates whether events and circumstances have occurred that indicate the remaining balance of goodwill may not be recoverable. In evaluating impairment we estimate the sum of the expected future cash flows derived from business unit against which such goodwill is recorded. Such evaluations for impairment are significantly impacted by estimates of future revenues, costs and expenses and other factors. A significant change in cash flows in the future could result in an additional impairment of goodwill.

In May 2010, Progressive Concepts, Inc., purchased a perpetual trademark license to use the trademark “Hawk Electronics” (see Note – 9 “Trademark Purchase Obligation” for additional discussion).

The Company evaluated PCI’s perpetual trademark license asset at May 31, 2011, in accordance with ASC 350 and determined the fair value of the license exceeded its carrying value; therefore, no impairment was recorded. The fair value of the perpetual trademark license was based upon the discounted estimated future cash flows of the Company’s cellular business which is the primary beneficiary of the Hawk brand. No changes have occurred in the cellular business during the three months ended August 31, 2011 that indicated any impairment of the perpetual trademark license.  The Company will continually evaluate whether events and circumstances occur that would no longer support an indefinite life for its perpetual trademark license.

Definite Lived Intangible Assets: Definite lived intangible assets consist of the capitalized cost associated with acquiring the AT&T distribution agreements, purchased subscriber bases, FCC licenses, GSA contract, TXMAS contract and loan origination costs. The Company does not capitalize customer acquisition costs in the normal course of business but would capitalize the purchase costs of acquiring customers from a third party. Intangible assets are carried at cost less accumulated amortization. Amortization on the AT&T distribution agreements is computed using the straight-line method over the contract’s expected life.  The estimated useful lives for the intangible assets are as follows:

AT&T distribution agreements and subscriber bases	1-13 years
FCC licenses	9 years
GSA and TXMAS contracts	5 years

The Company defers certain direct costs in obtaining loans and amortizes such amounts using the straight-line method over the expected life of the loan, which approximates the effective interest method as follows:

Loan origination costs	2-5 years

As of August 31, 2011, the most significant intangible assets remaining are the AT&T distribution agreements and subscriber bases.  The AT&T cellular distribution agreements covering the DFW market and the San Antonio market will continue to be amortized through August 31, 2014 and December 31, 2013, respectively, or for approximately 3.0 and 2.3 years, respectively.

The AT&T distribution agreement assets represent contracts that the Company has with AT&T, under which the Company is allowed to provide cellular services to its customers. Although the Company has sustained losses in recent years, management has evaluated this asset in light of the fair value of each of the cellular subscribers that the Company services.  Included in the provisions of the primary contract with AT&T (DFW market) is a liquidated damages provision, which defines a value of  $1,000 for each cellular telephone number assigned to a customer and billed by the Company (“Subscriber”, as defined in the agreement) to be paid to the Company if AT&T were to solicit or take any or all of the Subscribers from PCI. Under the terms of the DFW market distribution agreement with AT&T, which expired on August 31, 2009, AT&T must continue to provide airtime to the Company as long as the subscribers choose to remain on service, or at AT&T’s option, AT&T could “buy-back” the subscribers from the Company for the  $1,000 liquidated damages per subscriber line provided for by the agreement. The total value of the cellular subscriber base provided for by the liquidated damages provision contained in the contract exceeds the carrying value of the asset at all periods presented herein.  The Company regularly forecasts the expected cash flows to be derived from this cellular subscriber base and as of the date of this Report those expected cash flows also significantly exceed the carrying value of the asset.

Amortization of the AT&T distribution agreements, subscriber bases, FCC licenses, GSA and TXMAS contracts is considered an operating expense and included under the caption “Depreciation and Amortization” in the accompanying consolidated statements of operations.  The Company periodically reviews the estimated useful lives of its identifiable intangible assets, taking into consideration any events or circumstances that might result in a lack of recoverability or revised useful life.

Impairment of Long-lived Assets: In accordance with ASC 360, the Company evaluates the recoverability of the carrying value of its long-lived assets based on estimated undiscounted cash flows to be generated from such assets. If the undiscounted cash flows indicate impairment, then the carrying value of the assets evaluated is written-down to the estimated fair value of those assets. In assessing the recoverability of these assets, the Company must project estimated cash flows, which are based on various operating assumptions, such as average revenue per unit in service, disconnect rates, sales productivity ratios and expenses. Management develops these cash flow projections on a periodic basis and reviews the projections based on actual operating trends.  The projections assume that general economic conditions will continue unchanged throughout the projection period and that their potential impact on capital spending and revenues will not fluctuate. Projected revenues are based on the Company’s estimate of units in service and average revenue per unit as well as revenue from various new product initiatives. Projected revenues assume declining cellular service revenue while projected operating expenses are based upon historic experience and expected market conditions adjusted to reflect an expected decrease in expenses resulting from ongoing cost saving initiatives.

The most significant tangible long-lived asset owned by the Company is the Fort Worth, Texas corporate office building and the associated land. The Company has received periodic appraisals of the fair value of this property, and in each instance the appraised value exceeds the carrying value of the property.

The Company’s review of the carrying value of its tangible long-lived assets at August 31, 2011 and May 31, 2011 indicates the carrying value of these assets will be recoverable through estimated future cash flows. If the cash flow estimates, or the significant operating assumptions upon which they are based change in the future, the Company may be required to record impairment charges related to its long-lived assets.

Prepaid expenses and other current assets: The Company records certain expenses that are paid for in advance of their use or consumption as a current asset on the Company’s consolidated balance sheets.

The components of prepaid expenses and other current assets at August 31, 2011 and May 31, 2011 are as follows (in thousands):

	August 31,	May 31,
	2011	2011

Prepaid office lease expense	$138	$190
Prepaid legal fees	10	15
Prepaid insurance premiums	29	27
Security deposits, primarily related to building leases	78	78
Website domain rental	46	52
Other	130	127
Total prepaid expenses and other current assets	$431	$489

Contingencies: The Company accounts for contingencies in accordance with ASC 450, Contingencies (“ASC 450”). ASC 450 requires that an estimated loss from a loss contingency shall be accrued when information available prior to issuance of the financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and when the amount of the loss can be reasonably estimated. Accounting for contingencies such as legal and contract dispute matters requires us to use our judgment. We believe that our accruals or disclosures related to these matters are adequate. Nevertheless, the actual loss from a loss contingency might differ from our estimates.

Provision for Income Taxes: The Company accounts for income taxes in accordance with ASC 740, Income Taxes, (“ASC 740”) using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment. Deferred tax assets are recognized, net of any valuation allowance, for temporary differences, net operating loss and tax credit carry forwards. Deferred income tax expense represents the change in net deferred assets and liability balances. Deferred income taxes result from temporary differences between the basis of assets and liabilities recognized for differences between the financial statement and tax basis thereon and for the expected future tax benefits to be derived from net operating losses and tax credit carry forwards. A valuation allowance is recorded when it is more likely than not that deferred tax assets will be unrealizable in future periods.  As of August 31, 2011 and May 31, 2011, the Company has recorded a valuation allowance against the full amount of its net deferred tax assets. Although the Company had taxable income for fiscal year 2010, it is currently unable to reasonably forecast taxable income beyond fiscal year 2010.  The inability to foresee taxable income in future years makes it more likely than not that the Company will not realize its recorded deferred tax assets in future periods.

The Company’s most significant deferred tax asset is its accumulated net operating losses.

As a result of the change in ownership of Teletouch that occurred on August 17, 2011 (see “Change of Ownership and Voting Control of Teletouch” in Note 12 – “Shareholders’ Equity” for additional discussion on the change of control transaction), which constituted a change of control of the Company under the Internal Revenue Code, the Company’s ability to utilize the net operating losses it has accumulated through August 17, 2011 (the date of the change of control) to offset future taxable income will be limited under Section 382 of the Internal Revenue Code.  As of the date of this Report, the Company has not determined the specific limitation amount but believes such limitations will significantly reduce its ability to offset future taxable income with its existing net operating losses. The utilization of some of these losses may be further limited under other applicable provisions of the Internal Revenue Code.

When the Company is charged interest or penalties related to income tax matters, the Company records such interest and penalties as interest expense in the consolidated statement of operations.  As of August 31, 2011, the Company had an immaterial amount of interest and penalties recognized and accrued.

Revenue Recognition: Teletouch recognizes revenue over the period the service is performed in accordance with SEC Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements” and ASC 605, Revenue Recognition, (“ASC 605”). In general, ASC 605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services rendered, (3) the fee is fixed and determinable and (4) collectability is reasonably assured. Teletouch believes, relative to sales of products, that all of these conditions are met; therefore, product revenue is recognized at the time of shipment.

The Company primarily generates revenues by providing recurring cellular services and through product sales.  Cellular services include cellular airtime and other recurring services provided through a master distributor agreement with AT&T.  Product sales include sales of cellular telephones, accessories, car and home audio products and other services and two-way radio equipment through the Company’s retail, wholesale and two-way operations.

Cellular and other service revenues and related costs are recognized during the period in which the service is rendered.  Associated subscriber acquisition costs are expensed as incurred. Product sales revenue is recognized at the time of shipment, when the customer takes title and assumes risk of loss, when terms are fixed and determinable and collectability is reasonably assured.  The Company does not generally grant rights of return.  However, PCI offers customers a 30 day return / exchange program for new cellular subscribers in order to match programs put in place by most of the other cellular carriers.  During the 30 days, a customer may return all cellular equipment and cancel service with no penalty.  Reserves for returns, price discounts and rebates are estimated using historical averages, open return requests, recent product sell-through activity and market conditions.  No reserves have been recorded for the 30 day cellular return program since only a very small number of customers utilize this return program and many fail to meet all of the requirements of the program, which include returning the phone equipment in new condition with no visible damage.

Since 1984, Teletouch’s subsidiary, PCI, has held agreements with AT&T or one of its predecessor companies, which allowed PCI to offer cellular service and provide the billing and customer services to its subscribers. PCI is compensated for the services it provides based upon sharing a portion of the monthly billings revenues with AT&T.  PCI is responsible for the billing and collection of cellular charges from these customers and remits a percentage of the cellular billings generated to AT&T.  Based on its relationship with AT&T, the Company has evaluated its reporting of revenues under ASC 605-45, Revenue Recognition, Principal Agent Considerations (“ASC 605-45”) associated with its services attached to the AT&T agreements.  Included in ASC 605-45 are eight indicators that must be evaluated to support reporting gross revenue.  These indicators are (i) the entity is the primary obligor in the arrangement, (ii) the entity has general inventory risk before customer order is placed or upon customer return, (iii) the entity has latitude in establishing price, (iv) the entity changes the product or performs part of the service, (v) the entity has discretion in supplier selection, (vi) the entity is involved in the determination of product or service specifications, (vii) the entity has physical loss inventory risk after customer order or during shipment and (viii) the entity has credit risk.  In addition, ASC 605-45 includes three additional indicators that support reporting net revenue.  These indicators are (i) the entity’s supplier is the primary obligor in the arrangement, (ii) the amount the entity earns is fixed and (iii) the supplier has credit risk. Based on its assessment of the indicators listed in ASC 605-45, the Company has concluded that the AT&T services provided by PCI should be reported on a net basis. Also in accordance with ASC 605-45, sales tax amounts invoiced to our customers have been recorded on a net basis and have no impact on our consolidated financial statements.

Deferred revenue primarily represents monthly cellular service access charges that are billed in advance by the Company.

Concentration of Credit Risk:  Teletouch provides cellular and other wireless telecommunications services to a diversified customer base of small to mid-size businesses and individual consumers, primarily in the DFW and San Antonio markets in Texas.  In addition, the Company sells cellular equipment and consumer electronics products to a large base of small to mid-size cellular carriers, agents and resellers as well as a large group of smaller electronics and car audio dealers throughout the United States.  As a result, no significant concentration of credit risk exists.  The Company performs periodic credit evaluations of its customers to determine individual customer credit risks and promptly terminates services or ceases shipping products for nonpayment.

Financial Instruments:  The Company’s financial instruments consists of certificates of deposit-restricted, accounts receivable, accounts payable and debt. Management believes the carrying value of its financial instruments approximates fair value due to the short maturity of the current assets and liability and the reasonableness of the interest rates on the Company’s debt.

Advertising and Pre-opening Costs:  Labor costs, costs of hiring and training personnel and certain other costs relating to the opening of any new retail or service center locations are expensed as incurred. Additionally, advertising costs are expensed as incurred and are occasionally partially reimbursed based on various vendor agreements.  Advertising and promotion costs were  $78,000 and  $148,000 for the three months ended August 31, 2011 and 2010, respectively. Advertising reimbursements are accrued when earned and committed to by the Company’s vendor and are recorded as a reduction to advertising cost in that period.

Stock-based Compensation: At August 31, 2011, the Company had two stock-based compensation plans (one active and one expired) for employees and non-employee directors, which authorize the granting of various equity-based incentives including stock options and stock appreciation rights.

The Company accounts for stock-based awards to employees in accordance with ASC 718, Compensation-Stock Compensation, (“ASC 718”) and for stock based awards to non-employees in accordance with ASC 505-50, Equity, Equity-Based Payments to Non-Employees (“ASC 505-50”). Under both ASC 718 and ASC 505-50, we use a fair value based method to determine compensation for all arrangements where shares of stock or equity instruments are issued for compensation. For share option instruments issued, compensation cost is recognized ratably using the straight-line method over the expected vesting period.

Cash flows resulting from excess tax benefits are classified as a financing activity. Excess tax benefits are realized from tax deductions for exercised options in excess of the deferred tax asset attributable to stock compensation costs for such options. The Company did not record any excess tax benefits as a result of any exercises of stock options in the three months ended August 31, 2011 and 2010.

To estimate the fair value of its stock options, the Company uses the Black-Scholes option-pricing model, which incorporates various assumptions including volatility, expected life and interest rates. The Company is required to make various assumptions in the application of the Black-Scholes option pricing model. The Company has determined that the best measure of expected volatility is based on the historical daily volatility of the Company’s common stock adjusted to exclude the top 10% high and low closing trading prices during the period measured. Historical volatility factors utilized in the Company’s Black-Scholes computations for options issued in the three months ended August 31, 2011 was 72.58% and ranged from 127.22 % to 135.33% for the options issued in the three months ended August 31, 2010.  The Company has elected to estimate the expected life of an award based upon the SEC approved “simplified method” noted under the provisions of Staff Accounting Bulletin No. 107 with the continued use of this method extended under the provisions of Staff Accounting Bulletin No. 110. Under this formula, the expected term is equal to: ((weighted-average vesting term + original contractual term)/2). The expected term used by the Company as computed by this method for options issued in the three months ended August 31, 2011 was 5.0 years and ranged from 5.0 to 6.0 years for the options issued in the three months ended August 31, 2010. The interest rate used is the risk free interest rate and is based upon U.S. Treasury rates appropriate for the expected term. Interest rates used in the Company’s Black-Scholes calculations for options issued in the three months ended August 31, 2011 was 1.60% and ranged from 2.05% to 2.42% for the options issued in the three months ended August 31, 2010. Dividend yield is zero for these options as the Company does not expect to declare any dividends on its common shares in the foreseeable future.

In addition to the key assumptions used in the Black-Scholes model, the estimated forfeiture rate at the time of valuation is a critical assumption.  The Company has estimated an annualized forfeiture rate of 0.0% for the stock options granted to senior management and the Company’s directors in the three months ended August 31,  2011 and 2010.  The Company reviews the expected forfeiture rate annually to determine if that percent is still reasonable based on historical experience.

Options exercisable at August 31, 2011 and May 31, 2011 totaled 6,098,984 and 4,651,432, respectively.  The weighted-average exercise price per share of options exercisable at August 31, 2011 and May 31, 2011 was  $0.28 and  $0.27, respectively with remaining weighted-average contractual terms of approximately 6.9 years and 6.7 years as of August 31, 2011 and May 31, 2011, respectively.

The weighted-average grant date fair value of options granted during the three months ended August 31, 2011 and 2010 was  $0.30.

At August 31, 2011, the total remaining unrecognized compensation cost related to unvested stock options amounted to approximately  $40,000, which will be amortized over the weighted-average remaining requisite service period of 2.6 years.

Income (loss) Per Share:  In accordance with ASC 260, Earnings Per Share, basic income (loss) per share (“EPS”) is calculated by dividing net income (loss) by the weighted average number of common shares outstanding.  Diluted EPS is calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding including any dilutive securities outstanding.  At August 31, 2011 and 2010, the Company’s outstanding common stock options totaled 6,348,984 and 5,656,483, respectively and were not included in the computation of diluted earnings per share due to their antidilutive effect as a result of the net loss incurred in the three months ended August 31, 2011 and 2010.

Recently Issued Accounting Standards:

In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment. ASU 2011-08 is intended to simplify goodwill impairment testing by adding a qualitative review step to assess whether the required quantitative impairment analysis that exists today is necessary. Under the amended rule, a company will not be required to calculate the fair value of a business that contains recorded goodwill unless it concludes, based on the qualitative assessment, that it is more likely than not that the fair value of that business is less than its book value. If such a decline in fair value is deemed more likely than not to have occurred, then the quantitative goodwill impairment test that exists under current GAAP must be completed; otherwise, goodwill is deemed to be not impaired and no further testing is required until the next annual test date (or sooner if conditions or events before that date raise concerns of potential impairment in the business). The amended goodwill impairment guidance does not affect the manner in which a company estimates fair value. This new standard is effective for the Company beginning June 1, 2012. The Company does not expect the adoption of this guidance to have any impact on its consolidated financial positions or results of operations.

In May 2011, the FASB and International Accounting Standards Board (“IASB”) issued new guidance on fair value measurement and disclosure requirements. This update will supersede most of the guidance in Accounting Standard Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), although many of the changes are clarifications to ASC 820, many of the changes are clarifications of existing guidance or wording changes to align with International Financial Reporting Standards. The update does not extend the use of fair value accounting, but does provide guidance on how it should be applied where it is already required or permitted under current U.S. GAAP. The changes to ASC 820 will be effective for the Company beginning March 1, 2012 and will not have a material impact on the Company’s consolidated financial positions or results of operations.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.  Preparing financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions.  Those assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Cash:  We deposit our cash with high credit quality institutions.  Periodically, such balances may exceed applicable FDIC insurance limits.  Management has assessed the financial condition of these institutions and believes the possibility of credit loss is minimal.

Certificates of Deposit-Restricted:  From time to time, the Company is required to issue standby letters of credit to its suppliers to secure purchases made under the credit terms provided by these suppliers. The Company deposits funds into a certificate of deposit and instructs that bank to issue the standby letter of credit to the supplier’s benefit. All such funds are reported as restricted funds until such time as the supplier releases the letter of credit requirement. As of May 31, 2011 and May 31, 2010, the Company had  $50,000 and  $150,000, respectively, of cash certificates of deposit securing standby letters of credit with its suppliers.

Allowance for Doubtful Accounts: The Company performs periodic credit evaluations of its customer base and the credit it extends to its customers is on an unsecured basis.

In determining the adequacy of the allowance for doubtful accounts, management considers a number of factors, including historical collections experience, aging of the receivable portfolio, financial condition of the customer and industry conditions.  The Company considers account receivables past due when customers exceed the terms of payment granted to them by the Company.  The Company writes-off its fully reserved accounts receivable when it has exhausted all collection efforts, which is generally within 90 days following the last payment received on the account.

Accounts receivable are presented net of an allowance for doubtful accounts of  $272,000 and  $407,000 at May 31, 2011 and May 31, 2010, respectively.  Based on the information available to the Company, management believes the allowance for doubtful accounts as of those periods are adequate.  However, actual write-offs may exceed the recorded allowance.

The Company evaluates its write-offs on a monthly basis. The Company determines which accounts are uncollectible, and those balances are written-off against the Company’s allowance for doubtful accounts.

Reserve for Inventory Obsolescence:  Inventories are stated at the lower of cost (primarily on a moving average basis), which approximates actual cost determined on a first-in, first-out (“FIFO”) basis, or fair market value and are comprised of finished goods. In determining the adequacy of the reserve for inventory obsolescence, management considers a number of factors including recent sales trends, industry market conditions and economic conditions. In assessing the reserve, management also considers price protection credits the Company expects to recover from its vendors when the vendor cost on certain inventory items is reduced shortly after the purchase of the inventory by the Company. In addition, management establishes specific valuation allowances for discontinued inventory based on its prior experience liquidating this type of inventory.  Through the Company’s wholesale and internet distribution channel, it is successful in liquidating the majority of any inventory that becomes obsolete.  The Company has many different cellular handset, radio and other electronics suppliers, all of which provide reasonable notification of model changes, which allows the Company to minimize its level of discontinued or obsolete inventory. Inventories are presented net of a reserve for obsolescence of  $286,000 and  $232,000 at May 31, 2011 and May 31, 2010, respectively. Actual results could differ from those estimates.

The following table lists the cost basis of inventory by major product category and the related reserves for inventory obsolescence at May 31, 2011 and May 31, 2010 (in thousands):

	May 31, 2011			May 31, 2010
	Cost	Reserve	Net Value	Cost	Reserve	Net Value

Phones and related accessories	$647	$(91)	$556	$557	$(69)	$488
Automotive products	314	(45)	269	284	(42)	242
Satellite products	11	(4)	7	18	(4)	14
Two-way products	567	(143)	424	418	(115)	303
Other	4	(3)	1	4	(2)	2
Total inventory and reserves	$1,543	$(286)	$1,257	$1,281	$(232)	$1,049

Property and Equipment:  Property and equipment is recorded at cost. Depreciation is computed using the straight-line method. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Upon the sale or abandonment of an asset, the cost and related accumulated depreciation are removed from the Company’s balance sheet, and any gains or losses on those assets are reflected in the accompanying consolidated statement of operations of the respective period. The straight-line method with estimated useful lives is as follows:

Buildings and improvements	5-30 years
Two-way network infrastructure	5-15 years
Office and computer equipment	3- 5 years
Signs and displays	5-10 years
Other equipment	3-5 years
Leasehold improvements	Shorter of estimated useful life or term of lease

Intangible Assets:  The Company’s intangible assets are comprised of certain definite lived assets as well as two indefinite lived assets. Indefinite lived intangible assets are not amortized but evaluated annually (or more frequently) for impairment under ASC 350, Intangibles-Goodwill and Other, (“ASC 350”).  Definite lived intangible assets, including capitalized loan origination costs, the purchase and development of key distribution agreements, purchased subscriber bases and acquisition costs related to FCC licenses and the Government Services Administration (“GSA”) contract and are amortized over the estimated useful life of the asset and reviewed for impairment upon any triggering event that gives rise to any question as to the assets’ ultimate recoverability as prescribed under ASC 360, Property, Plant and Equipment, (“ASC 360”).

Indefinite Lived Intangible Assets: The Company has two indefinite lived intangible assets, goodwill and a purchased perpetual trademark license. Goodwill acquired in a business combination and intangible assets determined to have an indefinite useful life are not amortized but instead tested for impairment at least annually in accordance with the provisions of ASC 350.  The ASC 350 goodwill impairment model is a two-step process. The first step compares the fair value of a reporting unit that has goodwill assigned to its carrying value. The fair value of a reporting unit using discounted cash flow analysis is estimated. If the fair value of the reporting unit is determined to be less than its carrying value, a second step is performed to compute the amount of goodwill impairment, if any. Step two allocates the fair value of the reporting unit to the reporting unit’s net assets other than goodwill. The excess of the reporting unit’s fair value over the amounts assigned to its net assets other than goodwill is considered the implied fair value of the reporting unit’s goodwill. The implied fair value of the reporting unit’s goodwill is then compared to the carrying value of its goodwill. Any shortfall represents the amount of goodwill impairment. The goodwill recorded in the Company’s consolidated balance sheet was acquired in January 2004 for  $894,000 as part of the purchase of the two-way radio assets of DCAE, Inc. During the fourth quarter of fiscal year 2005, this goodwill was deemed impaired as a result of losses in revenues and profitability in the Company’s two-way radio segment (the “reporting unit” under ASC 350) and the goodwill was written down to  $343,000.  The Company tests this goodwill annually on March 1st, the first day of its fourth fiscal quarter, of each year unless an event occurs that would cause the Company to believe the value is impaired at an interim date.

For the years ended May 31, 2011 and 2010, the Company evaluated the carrying value of its goodwill associated with its two-way business and has concluded that no impairment of its goodwill is required these years.  The Company estimates the fair value of its two-way business using a discounted cash flow method.  No changes have occurred in the two-way business during fiscal years 2011 or 2010 that indicated any impairment of the goodwill.  The Company continually evaluates whether events and circumstances have occurred that indicate the remaining balance of goodwill may not be recoverable. In evaluating impairment we estimate the sum of the expected future cash flows derived from business unit against which such goodwill is recorded. Such evaluations for impairment are significantly impacted by estimates of future revenues, costs and expenses and other factors. A significant change in cash flows in the future could result in an additional impairment of goodwill.

In May 2010, Progressive Concepts, Inc., purchased a perpetual trademark license to use the trademark “Hawk Electronics” (see Note – 8 “Trademark Purchase Obligation” for additional discussion). In accordance with ASC 350, an entity shall evaluate the remaining useful life of an intangible asset that is not being amortized each reporting period to determine whether events and circumstances continue to support an indefinite useful life. As mentioned above, the guidance under ASC 350 also states an intangible asset that is not subject to amortization shall be tested for impairment annually or more frequently if events or changes in circumstances indicate the asset might be impaired.  The impairment test shall consist of a comparison of the fair value of an intangible asset with its carrying amount. If the carrying amount of an intangible asset exceeds its fair value, an impairment loss shall be recognized in an amount equal to the excess.

The Company evaluated PCI’s perpetual trademark license asset at May 31, 2011, and determined the fair value of the license exceeded its carrying value; therefore, no impairment was recorded. The fair value of the perpetual trademark license was based upon the discounted estimated future cash flows of the Company’s cellular business. The Company will continually evaluate whether events and circumstances occur that would no longer support an indefinite life for its perpetual trademark license.

Definite Lived Intangible Assets: Definite lived intangible assets consist of the capitalized cost associated with acquiring the AT&T distribution agreements, purchased subscriber bases, FCC licenses, GSA contract, internally developed software and loan origination costs. The Company does not capitalize customer acquisition costs in the normal course of business but would capitalize the purchase costs of acquiring customers from a third party. Intangible assets are carried at cost less accumulated amortization. Amortization on the AT&T distribution agreements is computed using the straight-line method over the contract’s expected life.  The estimated useful lives for the intangible assets are as follows:

AT&T distribution agreements and subscriber bases	1-13 years
FCC licenses	9 years
Government Services Administration contract	5 years
Internally developed software	3 years

The Company defers certain direct costs in obtaining loans and amortizes such amounts using the straight-line method over the expected life of the loan, which approximates the effective interest method as follows:

Loan origination costs	2-5 years

As of May 31, 2011, the most significant intangible assets remaining that continue to be amortized are the AT&T distribution agreements and subscriber bases.  The DFW and San Antonio AT&T cellular distribution agreements will continue to be amortized through August 31, 2014 and December 31, 2013, respectively, or for approximately 3.3 and 2.6 years, respectively.

The AT&T distribution agreement assets represent contracts that the Company has with AT&T, under which the Company is allowed to provide cellular services to its customers. Although the Company has sustained losses in recent years, management has evaluated this asset in light of the fair value of each of the cellular subscribers that the Company services.  Included in the provisions of the primary contract with AT&T (DFW market) is a liquidated damages provision, which defines a value of  $1,000 for each cellular telephone number assigned to a customer and billed by the Company (“Subscriber”, as defined in the agreement) to be paid to the Company if AT&T were to solicit or take any or all of the Subscribers from PCI. Under the terms of the DFW market distribution agreement with AT&T, which expired on August 31, 2009, AT&T must continue to provide airtime to the Company as long as the subscribers choose to remain on service, or at AT&T’s option, AT&T could “buy-back” the subscribers from the Company for the  $1,000 liquidated damages per subscriber line provided for by the agreement. The total value of the cellular subscriber base provided for by the liquidated damages provision contained in the contract exceeds the carrying value of the asset at all periods presented herein.  The Company regularly forecasts the expected cash flows to be derived from this cellular subscriber base and as of the date of this Report those expected cash flows also exceed the carrying value of the asset.

Amortization of the AT&T distribution agreements, subscriber bases, FCC licenses, GSA contract and internally developed software is considered an operating expense and included in “Depreciation and Amortization” in the accompanying consolidated statements of operations.  The Company periodically reviews the estimated useful lives of its identifiable intangible assets, taking into consideration any events or circumstances that might result in a lack of recoverability or revised useful life.

Impairment of Long-lived Assets: In accordance with ASC 360, the Company evaluates the recoverability of the carrying value of its long-lived assets based on estimated undiscounted cash flows to be generated from such assets. If the undiscounted cash flows indicate impairment, then the carrying value of the assets evaluated is written-down to the estimated fair value of those assets. In assessing the recoverability of these assets, the Company must project estimated cash flows, which are based on various operating assumptions, such as average revenue per unit in service, disconnect rates, sales productivity ratios and expenses. Management develops these cash flow projections on a periodic basis and reviews the projections based on actual operating trends.  The projections assume that general economic conditions will continue unchanged throughout the projection period and that their potential impact on capital spending and revenues will not fluctuate. Projected revenues are based on the Company’s estimate of units in service and average revenue per unit as well as revenue from various new product initiatives. Projected revenues assume declining cellular service revenue while projected operating expenses are based upon historic experience and expected market conditions adjusted to reflect an expected decrease in expenses resulting from cost saving initiatives.

The most significant tangible long-lived asset owned by the Company is the Fort Worth, Texas corporate office building and the associated land. The Company has received periodic appraisals of the fair value of this property, and in each instance the appraised value exceeds the carrying value of the property.

The Company’s review of the carrying value of its tangible long-lived assets at May 31, 2011 and May 31, 2010 indicates the carrying value of these assets will be recoverable through estimated future cash flows. If the cash flow estimates, or the significant operating assumptions upon which they are based change in the future, the Company may be required to record impairment charges related to its long-lived assets.

Prepaid expenses and other current assets: The Company records certain expenses that are paid for in advance of their use or consumption as a current asset on the Company’s consolidated balance sheets.

The following table lists the different categories of prepaid expenses and other current assets at May 31, 2011 and May 31, 2010 (in thousands):

	May 31,	May 31,
	2011	2010

Prepaid office lease expense	$190	$195
Prepaid legal fees	15	648
Prepaid insurance premiums	27	40
Security deposits	78	92
Other	179	313
Total prepaid expenses and other current assets	$489	$1,288

Asset Held for Sale: In accordance with ASC 360, the Company will reclassify certain long-lived assets as a current asset held for sale on the Company’s consolidated balance sheets if certain requirements are met.  In order for an asset to be held for sale under the provisions of ASC 360, management must determine the asset is to be held for sale in its current condition, an active plan to complete the sale of the asset has been initiated and the sale of the asset is probable within one year. The Company evaluated the hotspot network patent it acquired during the public auction of Air-bank, Inc.’s assets in July 2009 and determined this asset met all the criteria for an asset held for sale under ASC 360.  At May 31, 2010, the patent was recorded as a current asset held for sale on the Company’s consolidated balance sheet for approximately  $257,000. During fiscal years 2011 and 2010, the Company received no formal offers to purchase the patent and determined the asset should be reclassified as a long-lived asset on the Company’s consolidated balance sheet as of May 31, 2011. In addition, during the fourth quarter of fiscal year 2011 the Company adjusted the carrying value of the patent down to  $100,000 to reflect the fair market value of the patent based upon information from the current patent market. The patent provides no income for the Company and is not used in any of the Company’s current operations; therefore, the Company will continue to hold the asset for sale. In the event the Company is unable to sell the patent in fiscal year 2012, the Company will review the carrying value of the asset on a quarterly basis and impair the value of the patent accordingly.

Contingencies: The Company accounts for contingencies in accordance with ASC 450, Contingencies (“ASC 450”). ASC 450 requires that an estimated loss from a loss contingency shall be accrued when information available prior to issuance of the financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and when the amount of the loss can be reasonably estimated. Accounting for contingencies such as legal and contract dispute matters requires us to use our judgment. We believe that our accruals or disclosures related to these matters are adequate. Nevertheless, the actual loss from a loss contingency might differ from our estimates.

Provision for Income Taxes: The Company accounts for income taxes in accordance with ASC 740, Income Taxes, (“ASC 740”) using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment. Deferred tax assets are recognized, net of any valuation allowance, for temporary differences, net operating loss and tax credit carry forwards. Deferred income tax expense represents the change in net deferred assets and liability balances. Deferred income taxes result from temporary differences between the basis of assets and liabilities recognized for differences between the financial statement and tax basis thereon and for the expected future tax benefits to be derived from net operating losses and tax credit carry forwards. A valuation allowance is recorded when it is more likely than not that deferred tax assets will be unrealizable in future periods.  As of May 31, 2011 and May 31, 2010, the Company has recorded a valuation allowance against the full amount of its net deferred tax assets. Although the Company had taxable income for fiscal year 2010, it is currently unable to reasonably forecast taxable income beyond fiscal year 2010.  The inability to foresee taxable income in future years makes it more likely than not that the Company will not realize its recorded deferred tax assets in future periods.

When the Company is charged interest or penalties related to income tax matters, the Company records such interest and penalties as interest expense in the consolidated statement of operations.  As of May 31, 2011, the Company had an immaterial amount of interest and penalties recognized and accrued.

Revenue Recognition: Teletouch recognizes revenue over the period the service is performed in accordance with SEC Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements” and ASC 605, Revenue Recognition, (“ASC 605”). In general, ASC 605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services rendered, (3) the fee is fixed and determinable and (4) collectability is reasonably assured. Teletouch believes, relative to sales of products, that all of these conditions are met; therefore, product revenue is recognized at the time of shipment.

The Company primarily generates revenues by providing recurring cellular services and through product sales.  Cellular services include cellular airtime and other recurring services provided through a master distributor agreement with AT&T.  Product sales include sales of cellular telephones, accessories, car and home audio products and other services and two-way radio equipment through the Company’s retail, wholesale and two-way operations.

Cellular and other service revenues and related costs are recognized during the period in which the service is rendered.  Associated subscriber acquisition costs are expensed as incurred. Product sales revenue is recognized at the time of shipment, when the customer takes title and assumes risk of loss, when terms are fixed and determinable and collectability is reasonably assured.  The Company does not generally grant rights of return.  However, PCI offers customers a 30 day return / exchange program for new cellular subscribers in order to match programs put in place by most of the other cellular carriers.  During the 30 days, a customer may return all cellular equipment and cancel service with no penalty.  Reserves for returns, price discounts and rebates are estimated using historical averages, open return requests, recent product sell-through activity and market conditions.  No reserves have been recorded for the 30 day cellular return program since only a very small number of customers utilize this return program and many fail to meet all of the requirements of the program, which include returning the phone equipment in new condition with no visible damage.

Since 1984, Teletouch’s subsidiary, PCI, has held agreements with AT&T or one of its predecessor companies, which allowed PCI to offer cellular service and provide the billing and customer services to its subscribers. PCI is compensated for the services it provides based upon sharing a portion of the monthly billings revenues with AT&T.  PCI is responsible for the billing and collection of cellular charges from these customers and remits a percentage of the cellular billings generated to AT&T.  Based on its relationship with AT&T, the Company has evaluated its reporting of revenues under ASC 605-45, Revenue Recognition, Principal Agent Considerations (“ASC 605-45”) associated with its services attached to the AT&T agreements.  Included in ASC 605-45 are eight indicators that must be evaluated to support reporting gross revenue.  These indicators are (i) the entity is the primary obligor in the arrangement, (ii) the entity has general inventory risk before customer order is placed or upon customer return, (iii) the entity has latitude in establishing price, (iv) the entity changes the product or performs part of the service, (v) the entity has discretion in supplier selection, (vi) the entity is involved in the determination of product or service specifications, (vii) the entity has physical loss inventory risk after customer order or during shipment and (viii) the entity has credit risk.  In addition, ASC 605-45 includes three additional indicators that support reporting net revenue.  These indicators are (i) the entity’s supplier is the primary obligor in the arrangement, (ii) the amount the entity earns is fixed and (iii) the supplier has credit risk. Based on its assessment of the indicators listed in ASC 605-45, the Company has concluded that the AT&T services provided by PCI should be reported on a net basis. Also in accordance with ASC 605-45, sales tax amounts invoiced to our customers have been recorded on a net basis and have no impact on our consolidated financial statements.

Deferred revenue represents monthly service fees primarily access charges for cellular services that are billed in advance by the Company.

Concentration of Credit Risk:  Teletouch provides cellular and other wireless telecommunications services to a diversified customer base of small to mid-size businesses and individual consumers, primarily in the DFW and San Antonio markets in Texas.  In addition, the Company sells cellular equipment and consumer electronics products to a large base of small to mid-size cellular carriers, agents and resellers as well as a large group of smaller electronics and car audio dealers throughout the United States.  As a result, no significant concentration of credit risk exists.  The Company performs periodic credit evaluations of its customers to determine individual customer credit risks and promptly terminates services or ceases shipping products for nonpayment.

Financial Instruments:  The Company’s financial instruments consists of certificates of deposit-restricted, accounts receivable, accounts payable and debt. Management believes the carrying value of its financial instruments approximates fair value due to the short maturity of the current assets and liability and the reasonableness of the interest rates on the Company’s debt.

Advertising and Pre-opening Costs:  Labor costs, costs of hiring and training personnel and certain other costs relating to the opening of new retail locations are expensed as incurred. Additionally, advertising costs are expensed as incurred and are partially reimbursed based on various vendor agreements.  Advertising and promotion costs were  $652,000 and  $582,000 for the years ended May 31, 2011 and 2010, respectively. Advertising reimbursements are accrued when earned and committed to by the Company’s vendor and are recorded as a reduction to advertising cost in that period.

Stock-based Compensation: At May 31, 2011, the Company had two stock-based compensation plans for employees and non-employee directors, which authorize the granting of various equity-based incentives including stock options and stock appreciation rights.

The Company accounts for stock-based awards to employees in accordance with ASC 718, Compensation-Stock Compensation, (“ASC 718”) and for stock based awards to non-employees in accordance with ASC 505-50, Equity, Equity-Based Payments to Non-Employees (“ASC 505-50”). Under both ASC 718 and ASC 505-50, we use a fair value based method to determine compensation for all arrangements where shares of stock or equity instruments are issued for compensation. For share option instruments issued, compensation cost is recognized ratably using the straight-line method over the expected vesting period.

Cash flows resulting from excess tax benefits are classified as a financing activity. Excess tax benefits are realized from tax deductions for exercised options in excess of the deferred tax asset attributable to stock compensation costs for such options. The Company did not record any excess tax benefits as a result of any exercises of stock options in fiscal years 2011 and 2010 because the Company provided for a full valuation allowance against all accrued future tax benefits for all periods presented until its operations improve and the Company is able to forecast taxable income in the future sufficient to utilize its deferred tax assets.

For the 12 months ended May 31, 2011 and May 31, 2010, the Company has elected to use the Black-Scholes option-pricing model, which incorporates various assumptions including volatility, expected life and interest rates. The Company is required to make various assumptions in the application of the Black-Scholes option pricing model. The Company has determined that the best measure of expected volatility is based on the historical daily volatility of the Company’s common stock. Historical volatility factors utilized in the Company’s Black-Scholes computations for options issued in fiscal year 2011 ranged from 127.22% to 135.33% and was 240.4 % for the options issued in fiscal year 2010.  The Company has elected to estimate the expected life of an award based upon the SEC approved “simplified method” noted under the provisions of Staff Accounting Bulletin No. 107 with the continued use of this method extended under the provisions of Staff Accounting Bulletin No. 110. Under this formula, the expected term is equal to: ((weighted-average vesting term + original contractual term)/2). The expected term used by the Company as computed by this method for options issued in fiscal year 2011 ranged from 5.0 years to 6.0 years and was 5.0 years for the options issued in fiscal year 2010. The interest rate used is the risk free interest rate and is based upon U.S. Treasury rates appropriate for the expected term. Interest rates used in the Company’s Black-Scholes calculations for options issued in fiscal year 2011 ranged from 2.05% to 2.42% and was 2.55% for the options issued in fiscal year 2010. Dividend yield is zero for these options as the Company does not expect to declare any dividends on its common shares in the foreseeable future.

In addition to the key assumptions used in the Black-Scholes model, the estimated forfeiture rate at the time of valuation is a critical assumption.  The Company has estimated an annualized forfeiture rate of 0.0% for the stock options granted to senior management and the Company’s directors in fiscal years 2011 and 2010.  The Company reviews the expected forfeiture rate annually to determine if that percent is still reasonable based on historical experience.

Options exercisable at May 31, 2011 and 2010 totaled 4,651,432 and 3,054,545, respectively.  The weighted-average exercise price per share of options exercisable at May 31, 2011 and 2010 was  $0.27, with remaining weighted-average contractual terms of approximately 6.7 years and 7.0 years as of May 31, 2011 and 2010, respectively.

The weighted-average grant date fair value of options granted during the 12 months ended May 31, 2011 was  $0.30.

At May 31, 2011, the total remaining unrecognized compensation cost related to unvested stock options amounted to approximately  $68,000, which will be amortized over the weighted-average remaining requisite service period of 0.6 years.

Income (loss) Per Share:  In accordance with ASC 260, Earnings Per Share, basic income (loss) per share (“EPS”) is calculated by dividing net income (loss) by the weighted average number of common shares outstanding.  Diluted EPS is calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding including any dilutive securities outstanding.  At May 31, 2011, the Company’s outstanding common stock options totaled 5,655,817 and were not included in the computation of diluted earnings per share due to their antidilutive effect as a result of the net loss incurred during the twelve months ended May 31, 2011. At May 31, 2010, the Company’s outstanding common stock options totaled 4,563,316. For the twelve months ended May 31, 2010, 152,175 common stock options were deemed dilutive securities and were included in the diluted earnings per share calculation due to the Company’s market price of its common stock at May 31, 2010 exceeding the options’ exercise price.

Recently Issued Accounting Standards:

In May 2011, the Financial Accounting Standards Board (“FASB”) and International Accounting Standards Board (“IASB”) issued new guidance on fair value measurement and disclosure requirements. This update will supersede most of the guidance in Accounting Standard Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), although many of the changes are clarifications to ASC 820, many of the changes are clarifications of existing guidance or wording changes to align with International Financial Reporting Standards. The update does not extend the use of fair value accounting, but does provide guidance on how it should be applied where it is already required or permitted under current U.S. GAAP. The changes to ASC 820 will be effective for the Company beginning March 1, 2012 and will not have a material impact on the Company’s consolidated financial positions or results of operations.

In  December 2010, the FASB issued Accounting Standard Update (“ASU”) No. 2010-28, Intangibles-Goodwill and Other (Topic 350) – When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, (“ASU 2010-28”). ASU 2010-28 modifies the two-step goodwill impairment testing process for entities that have a reporting unit with a zero or negative carrying amount. For those reporting units, an entity is required to perform step 2 of the goodwill impairment test if it is more likely than not that goodwill impairment exists. In determining whether it is more likely than not that  goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment exists. This new standard is effective for the Company beginning June 1, 2011. The Company does not expect the adoption of this guidance to have a material impact on its consolidated financial positions or results of operations.

In October 2009, the FASB issued ASU No. 2009-13, Revenue Recognition (Topic 605) – Multiple-Deliverable Revenue Arrangements, (“ASU 2009-13”).  ASU 2009-13 impacts the determination of when the individual deliverables included in a multiple-element arrangement may be treated as separate units of accounting. Additionally, these new standards modify the manner in which the transaction consideration is allocated across the separately identified deliverables by no longer permitting the residual method of allocating arrangement consideration. These new standards are effective for the Company beginning June 1, 2011. The Company does not expect the adoption of this guidance to have a material impact on its consolidated financial positions or results of operations.

RELATIONSHIP WITH CELLULAR CARRIER	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
RELATIONSHIP WITH CELLULAR CARRIER
NOTE 3 – RELATIONSHIP WITH CELLULAR CARRIER

The Company has historically had six distribution agreements with AT&T which provide for the Company to distribute AT&T wireless services, on an exclusive basis, in major markets in Texas and Arkansas, including the Dallas-Fort Worth, Texas Metropolitan Statistical Area (“MSA”), San Antonio, Texas MSA, Austin, Texas MSA, Houston, Texas MSA, East Texas Regional MSA and Arkansas, including primarily the Little Rock, Arkansas MSA. During fiscal year 2010 and following the Company’s commencement of an arbitration proceeding against AT&T (discussed further below), AT&T notified the Company it was cancelling or not renewing three of the six distribution agreements including those agreements that cover the Austin, Texas MSA, Houston, Texas MSA and Arkansas.  The Company is disputing these cancellations and has had these matters included to be resolved in the arbitration hearing related to the DFW Agreement. The distribution agreements permit the Company to offer AT&T cellular phone service with identical pricing characteristics to AT&T and provide billing customer services to its customers on behalf of AT&T in exchange for certain predetermined compensation and fees, which are primarily in the form of a revenue sharing of the core wireless services the Company bills on behalf of AT&T. In addition, the Company bills the same subscribers several additional features and products that it offers and retains all revenues and gross margins related to those certain services and products.

The Company is responsible for all of the billing and collection of cellular charges from its customers and remains liable to AT&T for pre-set percentages of all AT&T related cellular service customer billings. Because of the volume of business transacted with AT&T, as well as the revenue generated from AT&T services, there is a significant concentration of credit and business risk involved with having AT&T as a primary vendor. The Company’s largest distribution agreement with AT&T for the Dallas / Fort Worth, Texas MSA was amended effective September 1, 1999 with an initial term of 10 years (the “DFW Agreement”). The DFW Agreement provided for two 5-year extensions unless either party provides written notice to the other party at least six months prior to the expiration of the initial term or the additional renewal term. Specifically, under the terms of its distribution agreement with AT&T, the Company is allowed to continue to service its existing subscribers (each telephone number assigned to a customer is deemed to be a separate subscriber) at the time of expiration until the subscribers, of their own free will, independently and without any form of encouragement or inducement from AT&T, have their services terminated with the Company. The initial term of the DFW Agreement expired on August 31, 2009, and the Company received the required six month notice from AT&T in February 2009 stating it would not extend the DFW Agreement. As a result of the expiration of the initial term of the DFW Agreement, the exclusivity requirements under this agreement terminated in August 2009, which allows the Company to expand its cellular offerings in the previously AT&T exclusive areas, under new agreements with one or more carriers.

On September 30, 2009, Teletouch’s subsidiary, PCI, commenced an arbitration proceeding against AT&T seeking monetary damages. The binding arbitration was commenced to seek relief for damages incurred as AT&T has prevented the Company from selling the popular iPhone and other “AT&T exclusive” products and services that PCI believes it is contractually entitled to provide to its customers.  In addition, the Company’s initial statement of claim alleges, among other things, that AT&T has violated the longstanding non-solicitation provisions under the DFW Agreement by and between the companies by actively inducing customers to leave PCI for AT&T. While PCI has attempted to negotiate with AT&T for the purpose of obviating the need for legal action, such attempts have failed.  Accordingly, PCI initiated this arbitration.  AT&T subsequently filed certain counterclaims with the arbitrator seeking an unspecified amount of damages from PCI and claiming that PCI was operating in violation of certain provisions of the distribution agreements and such agreements should therefore be cancellable by AT&T.

The Company reports its revenues related to the AT&T services on a net basis in accordance with ASC 605-45 as follows (in thousands):

	Three Months Ended
	August 31,
	2011	2010

Gross service and installation revenue	$8,970	$11,374
Net revenue adjustment (revenue share due to AT&T)	(4,487)	(5,637)
Net service and installation revenue	$4,483	$5,737

Gross service and installation billings include gross cellular subscription billings, which are measured as the total recurring monthly cellular service charges invoiced to PCI’s cellular subscribers from which a fixed percentage of the dollars invoiced are retained by PCI as compensation for the billing and support services it provides to these subscribers. PCI remits a fixed percentage of the gross cellular subscription billings to AT&T and absorbs 100% of any bad debt associated with the gross cellular subscription billings under the terms of its distribution agreement with AT&T.

NOTE 3 – RELATIONSHIP WITH CELLULAR CARRIER

The Company has historically had six distribution agreements with AT&T which provide for the Company to distribute AT&T wireless services, on an exclusive basis, in major markets in Texas and Arkansas, including the Dallas-Fort Worth, Texas Metropolitan Statistical Area (“MSA”), San Antonio, Texas MSA, Austin, Texas MSA, Houston, Texas MSA, East Texas Regional MSA and Arkansas, including primarily the Little Rock, Arkansas MSA. During fiscal year 2010 and following the Company’s commencement of an arbitration proceeding against AT&T (discussed further below), AT&T notified the Company it is cancelling or not renewing three of the six distribution agreements including those agreements that cover the Austin, Texas MSA, Houston, Texas MSA and Arkansas.  The Company is disputing these cancellations and has had these matters included to be resolved in the arbitration hearing related to the DFW Agreement. The distribution agreements permit the Company to offer AT&T cellular phone service with identical pricing characteristics to AT&T and provide billing customer services to its customers on behalf of AT&T in exchange for certain predetermined compensation and fees, which are primarily in the form of a revenue sharing of the core wireless services the Company bills on behalf of AT&T. In addition, the Company bills the same subscribers several additional features and products that it offers and retains all revenues and gross margins related to those certain services and products.

The Company is responsible for all of the billing and collection of cellular charges from its customers and remains liable to AT&T for pre-set percentages of all AT&T related cellular service customer billings. Because of the volume of business transacted with AT&T, as well as the revenue generated from AT&T services, there is a significant concentration of credit and business risk involved with having AT&T as a primary vendor. The Company’s largest distribution agreement with AT&T for the Dallas / Fort Worth, Texas MSA was amended effective September 1, 1999 with an initial term of 10 years (the “DFW Agreement”). The DFW Agreement provided for two 5-year extensions unless either party provides written notice to the other party at least six months prior to the expiration of the initial term or the additional renewal term. Specifically, under the terms of its distribution agreement with AT&T, the Company is allowed to continue to service its existing subscribers (each telephone number assigned to a customer is deemed to be a separate subscriber) at the time of expiration until the subscribers, of their own free will, independently and without any form of encouragement or inducement from AT&T, have their services terminated with the Company. The initial term of the DFW Agreement expired on August 31, 2009, and the Company received the required six month notice from AT&T in February 2009 stating it would not extend the DFW Agreement. As a result of the expiration of the initial term of the DFW Agreement, the exclusivity requirements under this agreement terminated in August 2009, which allows the Company to expand its cellular offerings in the previously AT&T exclusive areas, under new agreements with one or more carriers.

On September 30, 2009, Teletouch’s subsidiary, PCI, commenced an arbitration proceeding against AT&T seeking at monetary damages. The binding arbitration was commenced to seek relief for damages incurred as AT&T has prevented the Company from selling the popular iPhone and other “AT&T exclusive” products and services that PCI believes it is contractually entitled to provide to its customers.  In addition, the Company’s initial statement of claim alleges, among other things, that AT&T has violated the longstanding non-solicitation provisions under the DFW Agreement by and between the companies by actively inducing customers to leave PCI for AT&T. While PCI has attempted to negotiate with AT&T for the purpose of obviating the need for legal action, such attempts have failed.  Accordingly, PCI initiated this arbitration.  AT&T subsequently filed certain counterclaims with the arbitrator seeking an unspecified amount of damages from PCI and claiming that PCI was operating in violation of certain provisions of the distribution agreements and such agreements should therefore be cancellable by AT&T.

The Company reports its revenues related to the AT&T services on a net basis in accordance with ASC 605-45 as follows (in thousands):

	Twelve Months Ended
	May 31,
	2011	2010

Gross service and installation revenue	$41,431	$53,426
Net revenue adjustment (revenue share due to AT&T)	(20,856)	(27,483)
Net service and installation revenue	$20,575	$25,943

Gross service and installation billings include gross cellular subscription billings, which are measured as the total recurring monthly cellular service charges invoiced to PCI’s cellular subscribers from which a fixed percentage of the dollars invoiced are retained by PCI as compensation for the billing and support services it provides to these subscribers. PCI remits a fixed percentage of the gross cellular subscription billings to AT&T and absorbs 100% of any bad debt associated with the gross cellular subscription billings under the terms of its distribution agreement with AT&T.

PROPERTY AND EQUIPMENT	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
PROPERTY AND EQUIPMENT
NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment at August 31, 2011 and May 31, 2011 consisted of the following (in thousands):

	August 31, 2011	May 31, 2011

Land	$774	$774
Buildings and leasehold improvements	3,125	3,117
Two-way network infrastructure	1,055	1,155
Office and computer equipment	2,839	2,713
Signs and displays	711	710
Other	391	395
	$8,895	$8,864
Less:
Accumulated depreciation and amortization	(6,318)	(6,245)

Total property and equipment	$2,577	$2,619

Depreciation and amortization expense related to property and equipment was  $73,000 and  $73,000 for the three months ended August 31, 2011 and 2010 , respectively.

Property and equipment are recorded at cost.  Depreciation and amortization is computed using the straight-line method.  The following table contains the property and equipment by estimated useful life, net of accumulated depreciation as of August 31, 2011 (in thousands):

	Less than	3 to 4	5 to 9	10 to 14	15 to 19	20 years	Total Net
	3 years	years	years	years	years	and greater	Value
Buildings and leasehold improvements	$41	$66	$62	$-	$1,040	$98	$1,307
Two-way network infrastructure	37	124	70	-	-	-	231
Office and computer equipment	136	65	11	-	-	-	212
Signs and displays	7	10	5	-	-	-	22
Other	13	18	-	-	-	-	31
Land (no depreciation)	-	-	-	-	-	774	774
	$234	$283	$148	$-	$1,040	$872	$2,577

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment at May 31, 2011 and 2010 consisted of the following (in thousands):

	May 31, 2011	May 31, 2010

Land	$774	$774
Buildings and leasehold improvements	3,117	3,056
Two-way network infrastructure	1,155	1,055
Office and computer equipment	2,713	2,716
Signs and displays	710	790
Other	395	397
	$8,864	$8,788
Less:
Accumulated depreciation and amortization	(6,245)	(6,039)

Total property and equipment	$2,619	$2,749

Depreciation and amortization expense related to property and equipment was  $326,000 and  $365,000 in fiscal years 2011 and 2010, respectively.

Property and equipment are recorded at cost.  Depreciation and amortization is computed using the straight-line method.  The following table contains the property and equipment by estimated useful life, net of accumulated depreciation as of May 31, 2011 (in thousands):

	Less than	3 to 4	5 to 9	10 to 14	15 to 19	20 years	Total Net
	3 years	years	years	years	years	and greater	Value
Buildings and leasehold improvements	$10	$104	$57	$-	$9	$1,143	$1,323
Two-way network infrastructure	41	129	73	-	-	-	243
Office and computer equipment	147	66	10	-	-	-	223
Signs and displays	8	8	7	-	-	-	23
Other	14	19	-	-	-	-	33
Land (no depreciation)	-	-	-	-	-	774	774
	$220	$326	$147	$-	$9	$1,917	$2,619

GOODWILL AND OTHER INTANGIBLE ASSETS	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
GOODWILL AND OTHER INTANGIBLE ASSETS
NOTE 6 – GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill:  The reported goodwill of the Company at August 31, 2011 and May 31, 2011 relates entirely to the two-way radio segment. The goodwill was acquired in January 2004 for  $894,000 as part of the purchase of the two-way radio assets of DCAE, Inc.  During the fourth quarter of fiscal year 2005, this goodwill was deemed impaired as a result of losses in revenues and profitability in the Company’s two-way radio segment (the “reporting unit” under ASC 350) and the goodwill was written down to  $343,000. The  $343,000 carrying value of the goodwill is reported on its consolidated balance sheet at August 31, 2011 and May 31, 2011.

Other intangible assets: The following is a summary of the Company’s intangible assets as of August 31, 2011 and May 31, 2011, excluding goodwill (in thousands):

	August 31, 2011			May 31, 2011
	Gross		Net	Gross		Net
	Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
	Amount	Amortization	Value	Amount	Amortization	Value
Definite lived intangible assets:
Wireless contracts and subscriber bases	$10,289	$(8,057)	$2,232	$10,289	$(7,865)	$2,424
FCC licenses	103	(87)	16	104	(84)	20
PCI marketing list	1,235	(1,235)	-	1,235	(1,235)	-
Loan origination fees	774	(618)	156	774	(569)	205
Internally developed software	170	(170)	-	170	(170)	-
Government Services Administration contract	15	(3)	12	15	(2)	13
Texas Multiple Award Schedule contract	4	-	4	-	-	-
Total amortizable intangible assets	12,590	(10,170)	2,420	12,587	(9,925)	2,662

Indefinite lived intangible assets:
Perpetual trademark license agreement	900	-	900	900	-	900

Total intangible assets	$13,490	$(10,170)	$3,320	$13,487	$(9,925)	$3,562

Total amortization expense for the three months ended August 31, 2011, and 2010 was approximately  $232,000 and  $206,000, respectively.

Teletouch was awarded a Texas Multiple Award Schedule (“TXMAS”) multi-year contract initially for the Company's comprehensive product line of public safety, emergency vehicle lighting and siren equipment manufactured by Whelen Engineering, Inc.  The contract allows the Company the opportunity to compete in the public and emergency products category within the State of Texas, allowing any state and / or local government agencies, as well as, school districts throughout the State of Texas to purchase items from the Company’s public safety product line quickly and cost effectively. The Company’s contract with the TXMAS is effective through September 30, 2015, with automatic renewals as of and on the same date(s) the Company’s Government Services Administration contract terms are renewed. The Company capitalized the costs associated with acquiring the TXMAS contract and will amortize those costs over the contract’s initial term.

NOTE 5 – GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill:  The reported goodwill of the Company at May 31, 2011 and May 31, 2010 relates entirely to the two-way radio segment. The goodwill was acquired in January 2004 for  $894,000 as part of the purchase of the two-way radio assets of DCAE, Inc.  During the fourth quarter of fiscal year 2005, this goodwill was deemed impaired as a result of losses in revenues and profitability in the Company’s two-way radio segment (the “reporting unit” under ASC 350) and the goodwill was written down to  $343,000. The  $343,000 carrying value of the goodwill is reported on its consolidated balance sheet at May 31, 2011 and May 31, 2010.

Other intangible assets:  The following is a summary of the Company’s intangible assets as of May 31, 2011 and 2010, excluding goodwill (in thousands):

	May 31, 2011			May 31, 2010
	Gross		Net	Gross		Net
	Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
	Amount	Amortization	Value	Amount	Amortization	Value
Definite lived intangible assets:
Wireless contracts and subscriber bases	$10,289	$(7,865)	$2,424	$10,258	$(7,091)	$3,167
FCC licenses	104	(84)	20	104	(73)	31
PCI marketing list	1,235	(1,235)	-	1,235	(1,235)	-
Loan origination fees	774	(569)	205	639	(395)	244
Government Services Administration contract	15	(2)	13	-	-	-
Internally developed software	170	(170)	-	170	(170)	-
Total amortizable intangible assets	12,587	(9,925)	2,662	12,406	(8,964)	3,442

Indefinite lived intangible assets:
Perpetual trademark license agreement	900	-	900	900	-	900

Total intangible assets	$13,487	$(9,925)	$3,562	$13,306	$(8,964)	$4,342

Total amortization expense for the years ended May 31, 2011, and 2010 was approximately  $826,000 and  $888,000, respectively.

Estimated annual amortization expense is as follows (in thousands):

	Year Ending May 31,
	2012	2013	2014	2015	2016	Thereafter
Annual amortization expense	$952	$822	$757	$130	$1	$-

In September 2010, Teletouch was awarded a multi-year contract with the General Services Administration (“GSA”) initially for the Company's comprehensive product line of public safety, emergency vehicle lighting and siren equipment manufactured by Whelen Engineering, Inc.  The contract allows the Company the opportunity to compete in the public and emergency products category nationwide, allowing any federal, state and / or local government agencies to purchase items from the Company’s public safety product line quickly and cost effectively. The Company’s contract with the GSA was effective on October 1, 2010, for an initial period of five years, with the GSA having the option to extend the contract for three additional 5-year periods.  The Company capitalized the costs associated with acquiring the GSA contract and will amortize those costs over the contract’s initial term of five years.

ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
NOTE 7 – ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of (in thousands):

	August 31,	May 31,
	2011	2011

Accrued payroll and other personnel expense	$439	$588
Accrued state and local taxes	474	410
Unvouchered accounts payable	2,427	1,672
Customer deposits payable	279	317
Other	492	413
Total	$4,111	$3,400

NOTE 6 - ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other current liabilities consist of (in thousands):

	May 31,	May 31,
	2011	2010

Accrued payroll and other personnel expense	$588	$1,957
Accrued state and local taxes	410	527
Unvouchered accounts payable	1,672	1,953
Customer deposits payable	317	427
Other	413	653
Total	$3,400	$5,517

LONG-TERM DEBT	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
LONG-TERM DEBT
NOTE 8 – LONG-TERM DEBT

Long-term debt at August 31, 2011 and May 31, 2011 consists of the following (in thousands):

	August 31,	May 31,
	2011	2011
Thermo revolving credit facility	$11,209	$11,330
East West Bank (formerly United Commerical Bank)	2,229	2,256
Jardine Capital Corporation bank debt	565	570
Warrant redemption notes payable	389	464
Total long-term debt	14,392	14,620
Less: Current portion	(4,369)	(4,439)
Long-term debt, net	$10,023	$10,181

Current portion of long-term debt at August 31, 2011 and May 31, 2011 consists of the following (in thousands):

	August 31,	May 31,
	2011	2011
Thermo revolving credit facility	$1,186	$1,149
East West Bank (formerly United Commerical Bank)	2,229	2,256
Jardine Capital Corporation bank debt	565	570
Warrant redemption notes payable	389	464
Total current portion of long-term debt	$4,369	$4,439

During the first quarter of fiscal year 2010, the Company had two debt facilities with Thermo Credit, LLC (“Thermo”), which included a factoring debt facility (the “Thermo Factoring Debt”) and a revolving credit facility (the “Thermo Revolver”). Effective August 1, 2009, Teletouch amended its revolving credit facility with Thermo to include increased borrowing capabilities under the Thermo Revolver as well as extending the Revolver’s maturity date (see discussion below under “Thermo Revolving Credit Facility” for additional information). The purpose of amending the Thermo Revolver was to combine the Thermo Factoring Debt facility and the Thermo Revolver into a single credit facility by expanding the revolving credit facility to allow the Company to retire the Thermo Factoring Debt.  Simultaneous with closing the amended Thermo Revolver, the Thermo Factoring Debt was retired and the pledge of all of PCI’s accounts receivable and future contractual billings was transferred to the amended Thermo Revolver.

Thermo Revolving Credit Facility:  On August 28, 2009, Teletouch finalized amending, effective August 1, 2009, the terms of its  $5,250,000 revolving credit facility with Thermo Credit, LLC, resulting in, among other changes, the availability under the revolving credit facility being increased from  $5,250,000 to  $18,000,000 and the maturity of the revolver being extended from April 30, 2010 to January 31, 2012 (the “Second Amended Thermo Revolver”).

The Second Amended Thermo Revolver provides for the Company to obtain revolving credit loans from Thermo from time to time up to approximately  $18,000,000.  Borrowings against the Second Amended Thermo Revolver are limited to specific advance rates against the aggregate fair value of the Company’s assets, as defined in the amendment, including real estate, equipment, infrastructure assets, inventory, accounts receivable, intangible assets and notes receivable (collectively, the “Borrowing Base”). The Company is allowed to borrow the lesser of the borrowing base amount or the initial commitment amount of  $18,000,000, less a monthly step down amount. If the Company were to maximize its credit line, beginning in December 31, 2009, the availability under the Second Amended Thermo Revolver would be reduced monthly by an amount equal to the average principal balance of loans outstanding against the non-accounts receivable assets in the Borrowing Base for that month divided by sixty (60) (the “Monthly Step Down”). The loans outstanding on the accounts receivable component of the Borrowing Base will be increased or decreased through periodic reporting of the Borrowing Base to Thermo. The balance of all principal and interest outstanding under the Second Amended Thermo Revolver is due January 31, 2012.  The annual interest rate on the Second Amended Thermo Revolver is the lesser of: (a) the maximum non-usurious rate of interest per annum permitted by applicable Louisiana law or (b) the greater of (i) the prime rate plus 8% or (ii) fourteen percent (14%). Under the terms of the Second Amended Thermo Revolver, the Company must maintain certain financial covenants including a net worth of at least  $5,000,000, computed on a fair value basis, at each fiscal quarter, a debt service coverage ratio that ranges between 1.10 and 1.20 over the remaining life of the revolver and an operating income no less than zero at any fiscal quarter. The purpose of the Second Amended Thermo Revolver was to retire the former factoring debt facility with Thermo and to provide additional availability to the Company for its ongoing working capital needs.  As of May 31, 2011, the Company has a current repayment liability under the Second Amended Thermo Revolver related to a loan commitment fee obligation of approximately  $68,000 due on August 1, 2011. Subsequent to August 1, 2011, the Company negotiated a reduced loan commitment fee payment of  $45,000 with Thermo and paid the amount in full as of the date of this Report.

Borrowings by the Company against non-accounts receivable assets are limited to 33.3% of the total amount of loans outstanding under the terms of the Second Amended Thermo Revolver.

In February 2010, the Company began making principal payments on the Second Amended Thermo Revolver due to the Company’s having borrowings outstanding against the non-accounts receivable assets in excess of the 33.3% limit on such borrowings as measured against the total borrowings outstanding. This situation resulted due to a decline in the Company’s accounts receivable and its related borrowings against these receivables in 2010. In March 2010, Thermo agreed to let the Company begin making monthly principal payments of approximately  $53,000 through the remainder of the term of the loan to reduce the outstanding loan balance against the non-accounts receivable assets.  The monthly principal payments reduce the commitment amount under the revolver.

Under the Second Amended Thermo Revolver, Thermo maintains a lien and security interest in substantially all of the Company’s assets, including its properties, accounts, inventory, goods and the like.

On March 9, 2011, the Company amended its revolving credit facility with Thermo Credit, LLC, effective December 31, 2010, which resulted in (i) extending the maturity date of the revolver from January 31, 2012 to January 31, 2013, (ii) an additional commitment fee of  $135,000 due and payable on or before January 31, 2012, (iii) the deferral of monthly step down payments for the period December 2010 to June 2011 to be due and payable on or before August 31, 2011 and (iv)  the deferral of an over advance of  $433,747 as of December 31, 2010 to be due and payable on or before August 31, 2011 after consideration of the Company’s borrowing base as of that date (the “Third Amended Thermo Revolver”). All other terms of the revolver remain unchanged.

The lien and security interest in substantially all of the Company’s assets, properties, accounts, inventory, goods and the like granted to Thermo under the Thermo Revolver and all other provisions remain the same under the Third Amended Thermo Revolver.

Subsequent to the third amendment of the Thermo Revolver, Thermo informed the Company that it could no longer borrow additional funds under the revolver due to the over-advances outstanding on the Company’s non-accounts receivable assets, the total outstanding balance of the credit facility and Thermo’s inability to borrow additional cash from its own funding source due to certain concentration issues. As of the date of this Report, the Thermo Revolver has not been amended.

As of August 31, 2011, the Company had approximately  $11,209,000 in loans outstanding under the Third Amended Thermo Revolver which included loan commitment fees due on January 31, 2012 of  $135,000.

For the three months ended August 31, 2011, the Company was not in compliance with its financial covenants as defined under the terms of the Thermo Revolver.  The Company did not meet the specified requirements under the debt service coverage ratio calculation and had negative operating income. The Company has obtained waivers of these covenants through August 31, 2011.  If the Company does not comply with the covenants of its debt agreement with Thermo in the future, and if future waivers or loan modifications are not obtained, Thermo will have certain remedies available to them which include increasing the interest rates, accelerating the payments due under the loan and exercising its security interests against some or all of the Company’s assets.

Warrant Redemption Notes Payable: In November 2002, the Company issued 6,000,000 redeemable common stock purchase warrants as part of a debt restructuring transaction completed in fiscal year 2003 (the “GM Warrants”).  The GM Warrants were exercisable beginning in December of 2005 and terminating in December of 2010.  In December of 2007 or earlier upon specific events, the holder of the GM Warrants may require the Company to redeem the warrants at  $0.50 per warrant.  Because of this mandatory redemption feature, the Company initially recorded the estimated fair value of the GM Warrants as a long-term liability on its consolidated balance sheet and adjusted the amount to reflect changes in the fair value of the warrants, including accretion in value due to the passage of time, with such changes charged or credited to interest expense through the exercise date of the warrants.

As of December 12, 2007, the 12 holders of the collective 6,000,000 outstanding GM Warrants (collectively, the “GM Warrant Holders”) had the right to redeem these warrants for an aggregate amount of  $3,000,000 in cash or to convert these warrants into an aggregate amount of 6,000,000 shares of Teletouch’s common stock under the terms of their respective warrant agreements. In December 2007, the Company received redemption notices from all of the holders of the GM Warrants.  On May 23, 2008, definitive agreements were executed with each of the 12 holders of the GM Warrants (the “Warrant Redemption Payment Agreements”). The Warrant Redemption Payment provided for (i) an initial payment in the total amount of  $1,500,000 payable on or before June 2, 2008, (ii) additional 17 equal monthly payments in the amount of  $25,000 each, together with interest on the outstanding principal balance at an annual interest rate of 12% beginning July 1, 2008 and (iii) a final single payment in the amount of  $1,075,000 due on or before December 10, 2009 (such payments collectively referred to as the “Payments”). The Payments will be divided among each of the GM Warrant Holders based on their proportionate ownership of the previously outstanding GM Warrants. Teletouch’s obligations to make such payments are evidenced by individual promissory notes (the “GM Promissory Notes”) to each of the GM Warrant Holders. In addition, Teletouch will be required to make accelerated payments to the GM Warrant Holders in the event of (i) a sale of Teletouch’s assets not in the ordinary course of its business or (ii) a change of control. The negotiated agreement also contains certain events of default, mutual releases, covenants and other provisions, which are customary for agreements of this nature.

Effective November 1, 2009, the GM Promissory Notes were amended to extend maturity dates to June 10, 2011.  The terms of the amendments provided for (i) a one-time principal payment of  $161,250 payable on or before December 10, 2009, (ii) a continuance of 17 equal monthly payments in the amount of  $25,000 each, together with interest on the outstanding principal balance beginning January 10, 2010, (iii) a final single payment in the amount of  $488,750 due on or before June 10, 2011 and (iv) the annual interest rate on the outstanding principal balance is increased to 14%,  effective November 1, 2009 (such payments collectively referred to as the “Amended Payments”).  The Amended Payments will be divided among each of the GM Warrant Holders based on the proportionate outstanding principal balance under the GM Promissory Notes.   All other terms of the GM Promissory Notes remain unchanged.

On June 13, 2011, effective August 31, 2011, the Company and each holder of the GM Promissory Notes agreed to amend the terms and provisions of the GM Promissory Notes, for the purpose of extending the final payment due under the GM Promissory Notes to the earlier to occur: (x) 30 days following the Company’s reaching a settlement in its ongoing arbitration matter with AT&T or (y) January 10, 2012 (the “Amendment No. 2”).  All other terms and provisions of the GM Promissory Notes, as amended to date, remain unchanged.  As a result of Amendment No. 2, the Company will continue to make monthly installments of  $25,000, in aggregate, to the holders through the date a final payment becomes due.  In the event the final payment is not due until January 10, 2012, the Company would be obligated to pay  $313,750 to the holders on that date.  As of August 31, 2011, a total of  $389,000 was outstanding under the notes.

Maturities:  Scheduled maturities of long-term debt outstanding (excluding interest payable) are as follows (in thousands):

		Year Ended August 31,
	TOTAL	2012	2013

Thermo revolving credit facility	$11,209	$1,186	$10,023
East West Bank debt	2,229	2,229	-
Jardine Capital Corporation bank debt	565	565	-
Warrant redemption notes payable	389	389	-
	$14,392	$4,369	$10,023

NOTE 7 - LONG-TERM DEBT

Long-term debt at May 31, 2011 and 2010 consists of the following (in thousands):

	May 31,	May 31,
	2011	2010
Thermo revolving credit facility	$11,330	$12,189
East West Bank (formerly United Commercial Bank)	2,256	2,361
Jardine Capital Corporation bank debt	570	585
Warrant redemption notes payable	464	764
Total long-term debt	14,620	15,899
Less: Current portion	(4,439)	(1,412)
Long-term debt, net	$10,181	$14,487

Current portion of long-term debt at May 31, 2011 and 2010 consists of the following (in thousands):

	May 31,	May 31,
	2011	2010
Thermo revolving credit facility	$1,149	$1,016
East West Bank (formerly United Commercial Bank)	2,256	105
Jardine Capital Corporation bank debt	570	16
Warrant redemption notes payable	464	275
Total current portion of long-term debt	$4,439	$1,412

The following table shows the net interest expense recorded related to the long-term debt for the fiscal years ended May 31, 2011 and 2010:

(dollars in thousands)	Year Ended May 31,		2011 vs 2010
	2011	2010	$ Change	% Change
Interest expense (income)
Thermo revolving credit facility	$1,982	$1,680	$302	18%
Thermo factoring debt	-	306	(306)	-100%
Mortgage debt	152	156	(4)	-3%
Warrant redemption notes payable	87	130	(43)	-33%
Other	6	(11)	17	-155%

Total interest expense, net	$2,227	$2,261	$(34)	-2%

During the first quarter of fiscal year 2010, the Company had two debt facilities with Thermo Credit, LLC (“Thermo”), which included a factoring debt facility (the “Thermo Factoring Debt”) and a revolving credit facility (the “Thermo Revolver”). Effective August 1, 2009, Teletouch amended its revolving credit facility with Thermo to include increased borrowing capabilities under the Thermo Revolver as well as extending the Revolver’s maturity date (see discussion below under “Thermo Revolving Credit Facility” for additional information). The purpose of amending the Thermo Revolver was to combine the Thermo Factoring Debt facility and the Thermo Revolver into a single credit facility by expanding the revolving credit facility to allow the Company to retire the Thermo Factoring Debt.  Simultaneous with closing the amended Thermo Revolver, the Thermo Factoring Debt was retired and the pledge of all of PCI’s accounts receivable and future contractual billings was transferred to the amended Thermo Revolver.

Thermo Factoring Debt: As part of the August 2006 debt restructuring, PCI entered into a financing facility with Thermo Credit, LLC secured by PCI’s accounts receivable, which provided up to approximately  $10,000,000 of available borrowing against PCI’s accounts receivable.  The advance rate was initially set at 70% of the accounts receivable pledged against the facility but at Thermo’s discretion was increased to 85% of the pledged accounts receivable. The Thermo Factoring Debt provided for an initial discount fee of 1.0% (with additional discount fees computed as the accounts receivable aged) and a 5% contingency reserve.  Additionally, PCI was required to repurchase receivables that were not collected within 120 days or that were otherwise rejected under the agreement. On May 18, 2007, the Company and Thermo amended the Thermo Factoring Debt to increase the overall borrowing limit to  $13,000,000, set a fixed discount fee on receivables pledged at 1.45%, extended the termination date of the agreement to August 2009 and allowed for certain advances on “in-process billings.” Under the terms of the first amended factoring agreement, the Company created a “pseudo billing” file for the following month’s recurring billing, and Thermo advanced against the in-process billings at an initial advance rate of 80% with the advance rate scheduled to step down quarterly through June 2008 to an advance rate at that date of 60% against these in-process billings.  The discount fee charged against in-process billings was fixed at 1% under this amendment. On February 26, 2008, Teletouch entered into a second amendment to the factoring facility to provide for, among other items, (i) an increase to the gross amount of pledged accounts receivable to  $15,000,000 with a continuance of the cash advance rate of 85%; (ii) a one-time 1.05% discount fee on the gross amount of pledged receivables; (iii) a 0.95% monthly discount fee on the outstanding gross value of in-process billings that have been advanced against and (iv) the extension of the termination date to February 26, 2010 (the “Second Amended Factoring Agreement”).

The Thermo Factoring Debt was constructed by Thermo to be a factoring facility under which PCI would sell its accounts receivable to Thermo at a specified discount rate, subject to certain reserves to be held by Thermo.  Upon review of ASC 860, Transfers and Servicing, the Company concluded that all of the required criteria to treat this transaction as a sale of assets were not met by the agreement entered into with Thermo, primarily the criteria that requires that assets must be placed out of the reach of the creditors of the Company to be deemed a sale.  Therefore, this financing facility was recorded as debt obligation of the Company with the discount fees paid against batches of receivables pledged against the facility recorded in the period pledged as interest expense.

Thermo Revolving Credit Facility:  On August 28, 2009, Teletouch finalized amending, effective August 1, 2009, the terms of its  $5,250,000 revolving credit facility with Thermo Credit, LLC, resulting in, among other changes, the availability under the revolving credit facility being increased from  $5,250,000 to  $18,000,000 and the maturity of the revolver being extended from April 30, 2010 to January 31, 2012 (the “Second Amended Thermo Revolver”).

The Second Amended Thermo Revolver provides for the Company to obtain revolving credit loans from Thermo from time to time up to approximately  $18,000,000.  Borrowings against the Second Amended Thermo Revolver are limited to specific advance rates against the aggregate fair value of the Company’s assets, as defined in the amendment, including real estate, equipment, infrastructure assets, inventory, accounts receivable, intangible assets and notes receivable (collectively, the “Borrowing Base”). The Company is allowed to borrow the lesser of the borrowing base amount or the initial commitment amount of  $18,000,000, less a monthly step down amount. If the Company were to maximize its credit line, beginning in December 31, 2009, the availability under the Second Amended Thermo Revolver would be reduced monthly by an amount equal to the average principal balance of loans outstanding against the non-accounts receivable assets in the Borrowing Base for that month divided by sixty (60) (the “Monthly Step Down”). The loans outstanding on the accounts receivable component of the Borrowing Base will be increased or decreased through periodic reporting of the Borrowing Base to Thermo. The balance of all principal and interest outstanding under the Second Amended Thermo Revolver is due January 31, 2012.  The annual interest rate on the Second Amended Thermo Revolver is the lesser of: (a) the maximum non-usurious rate of interest per annum permitted by applicable Louisiana law or (b) the greater of (i) the prime rate plus 8% or (ii) fourteen percent (14%). Under the terms of the Second Amended Thermo Revolver, the Company must maintain certain financial covenants including a net worth of at least  $5,000,000, computed on a fair value basis, at each fiscal quarter, a debt service coverage ratio that ranges between 1.10 and 1.20 over the remaining life of the revolver and an operating income no less than zero at any fiscal quarter. The purpose of the Second Amended Thermo Revolver was to retire the former factoring debt facility with Thermo and to provide additional availability to the Company for its ongoing working capital needs.  As of May 31, 2011, the Company has a current repayment liability under the Second Amended Thermo Revolver related to a loan commitment fee obligation of approximately  $68,000 due on August 1, 2011. Subsequent to August 1, 2011 the company negotiated a reduced loan commitment fee payment with Thermo and the fee was paid in full as of the date of this Report.

Under the Company’s former debt facility with Thermo (the “Thermo Factoring Debt”), the Company had adequate credit availability under the facility but was limited in its ability to borrow additional funds due to declining levels of accounts receivable.  With the Second Amended Thermo Revolver, the Company could finance other non-accounts receivable asset purchases by including them in the Borrowing Base.  Borrowings by the Company against non-accounts receivable assets are limited to 33.3% of the total amount of loans outstanding under the terms of the Second Amended Thermo Revolver.

In February 2010, the Company began making principal payments on the Second Amended Thermo Revolver due to the Company’s having borrowings outstanding against the non-accounts receivable assets in excess of the 33.3% limit on such borrowings as measured against the total borrowings outstanding. This situation resulted due to a decline in the Company’s accounts receivable and its related borrowings against these receivables in 2010. In March 2010, Thermo agreed to let the Company begin making monthly principal payments of approximately  $53,000 through the remainder of the term of the loan to reduce the outstanding loan balance against the non-accounts receivable assets.  The monthly principal payments reduce the commitment amount under the revolver.

Under the Second Amended Thermo Revolver, Thermo maintains a lien and security interest in substantially all of the Company’s assets, properties, accounts, inventory, goods and the like.

On March 9, 2011, the Company amended its revolving credit facility with Thermo Credit, LLC, effective December 31, 2010, which resulted in (i) extending the maturity date of the revolver from January 31, 2012 to January 31, 2013, (ii) an additional commitment fee of  $135,000 due and payable on or before January 31, 2012, (iii) the deferral of monthly step down payments for the period December 2010 to June 2011 to be due and payable on or before August 31, 2011 and (iv)  the deferral of an over advance of  $433,747 as of December 31, 2010 to be due and payable on or before August 31, 2011 after consideration of the Company’s borrowing base as of that date (the “Third Amended Thermo Revolver”). All other terms of the revolver remain unchanged.

The lien and security interest in substantially all of the Company’s assets, properties, accounts, inventory, goods and the like granted to Thermo under the Thermo Revolver and all other provisions remain the same under the Third Amended Thermo Revolver.

Subsequent to the third amendment of the Thermo Revolver, Thermo informed the Company it no longer has the availability to borrow funds under the existing credit facility due to the over-advance funding against the Company’s non-accounts receivable assets, the outstanding balance of the credit facility and Thermo’s inability to receive additional cash from its funding source due to the magnitude of the Company’s debt facility within Thermo’s loan portfolio. As of the date of this Report, the Thermo Revolver has not been amended to change the maximum amount of available funds the Company could borrow under the credit facility.

As of May 31, 2011, the Company had approximately  $11,300,000 in loans outstanding under the Third Amended Thermo Revolver which included loan commitment fees due on January 31, 2012 of  $135,000.

For the three months ended May 31, 2011, the Company was in compliance with its financial covenants as defined under the terms of the Thermo Revolver. As of February 28, 2011 and November 30, 2010, the Company was not in compliance and obtained waivers of the financial covenants through those dates. If the Company does not comply with the covenants of its debt agreement with Thermo in the future, and if future waivers or loan modifications are not obtained, Thermo will have certain remedies available to them which include increasing the interest rates and acceleration of payments due under the loan.

In November 2009, the Company made a draw of approximately  $1,400,000 against the Second Amended Thermo Revolver primarily for the use of purchasing inventory for its wholesale business.  The Company made no additional draws against the Thermo Revolver in fiscal year 2011.

East West Bank Debt (formerly United Commercial Bank): Effective May 3, 2007, the Company entered into a loan agreement with United Commercial Bank, which was subsequently acquired by East West Bank, (the “East West Debt”) to refinance previous debt in the amount of  $2,850,000 at May 31, 2007.  As of May 31, 2011,  $2,650,000 continued to be funded under the agreement with East West Bank, and  $2,256,000 was outstanding. The East West Debt requires monthly payments of  $15,131 and bears interest at the prime rate as published in the Wall Street Journal and adjusted from time to time (3.25% at May 31, 2011).  The East West Debt matures in May 2012. The East West Debt is collateralized by a first lien on a building and land in Fort Worth, Texas owned by the Company.

Jardine Bank Debt: Effective May 3, 2007, the Company entered into a loan agreement with Jardine Capital Corp. (the “Jardine Bank Debt”) to refinance previous debt  in the amount of  $650,000. The Jardine Bank Debt requires monthly payments of  $7,705, bears interest at 13% and matures in May 2012. The Jardine Bank Debt is collateralized by a second lien on a building and land in Fort Worth, Texas owned by the Company.   In May 2010, the Company made a  $40,000 principal payment against the Jardine Bank Debt due to the conveyance of an easement and right-of-way for a sub-surface gas pipeline on the collateralized land in Fort Worth, Texas. As of May 31, 2011, a total of  $570,000 was outstanding under this agreement.

Warrant Redemption Notes Payable: In November 2002, the Company issued 6,000,000 redeemable common stock purchase warrants as part of a debt restructuring transaction completed in fiscal year 2003 (the “GM Warrants”).  The GM Warrants were exercisable beginning in December of 2005 and terminating in December of 2010.  In December of 2007 or earlier upon specific events, the holder of the GM Warrants may require the Company to redeem the warrants at  $0.50 per warrant.  Because of this mandatory redemption feature, the Company initially recorded the estimated fair value of the GM Warrants as a long-term liability on its consolidated balance sheet and adjusted the amount to reflect changes in the fair value of the warrants, including accretion in value due to the passage of time, with such changes charged or credited to interest expense through the exercise date of the warrants.

As of December 12, 2007, the 12 holders of the collective 6,000,000 outstanding GM Warrants (collectively, the “GM Warrant Holders”) had the right to redeem these warrants for an aggregate amount of  $3,000,000 in cash or to convert these warrants into an aggregate amount of 6,000,000 shares of Teletouch’s common stock under the terms of their respective warrant agreements. In December 2007, the Company received redemption notices from all of the holders of the GM Warrants.  On May 23, 2008, definitive agreements were executed with each of the 12 holders of the GM Warrants (the “Warrant Redemption Payment Agreements”). The Warrant Redemption Payment provided for (i) an initial payment in the total amount of  $1,500,000 payable on or before June 2, 2008, (ii) additional 17 equal monthly payments in the amount of  $25,000 each, together with interest on the outstanding principal balance at an annual interest rate of 12% beginning July 1, 2008 and (iii) a final single payment in the amount of  $1,075,000 due on or before December 10, 2009 (such payments collectively referred to as the “Payments”). The Payments will be divided among each of the GM Warrant Holders based on their proportionate ownership of the previously outstanding GM Warrants. Teletouch’s obligations to make such payments are evidenced by individual promissory notes (the “GM Promissory Notes”) to each of the GM Warrant Holders. In addition, Teletouch will be required to make accelerated payments to the GM Warrant Holders in the event of (i) a sale of Teletouch’s assets not in the ordinary course of its business or (ii) a change of control. The negotiated agreement also contains certain events of default, mutual releases, covenants and other provisions, which are customary for agreements of this nature.

Effective November 1, 2009, the GM Promissory Notes were amended to extend maturity dates to June 10, 2011.  The terms of the amendments provided for (i) a one-time principal payment of  $161,250 payable on or before December 10, 2009, (ii) a continuance of 17 equal monthly payments in the amount of  $25,000 each, together with interest on the outstanding principal balance beginning January 10, 2010, (iii) a final single payment in the amount of  $488,750 due on or before June 10, 2011 and (iv) the annual interest rate on the outstanding principal balance is increased to 14%,  effective November 1, 2009 (such payments collectively referred to as the “Amended Payments”).  The Amended Payments will be divided among each of the GM Warrant Holders based on the proportionate outstanding principal balance under the GM Promissory Notes.   All other terms of the GM Promissory Notes remain unchanged.

On June 13, 2011, effective May 31, 2011, the Company and each holder of the GM Promissory Notes agreed to amend the terms and provisions of the GM Promissory Notes, for the purpose of extending the final payment due under the GM Promissory Notes to the earlier to occur: (x) 30 days following the Company’s reaching a settlement in its ongoing arbitration matter with AT&T or (y) January 10, 2012 (the “Amendment No. 2”).  All other terms and provisions of the GM Promissory Notes, as amended to date, remain unchanged.  As a result of Amendment No. 2, the Company will continue to make monthly installments of  $25,000, in aggregate, to the holders through the date a final payment becomes due.  In the event the final payment is not due until January 10, 2012, the Company would be obligated to pay  $313,750 to the holders on that date.  As of May 31, 2011, a total of  $464,000 was outstanding under the notes.

Maturities:  Scheduled maturities of long-term debt outstanding (excluding interest payable) are as follows (in thousands):

		Year Ended May 31,
	TOTAL	2012	2013

Thermo revolving credit facility	$11,330	$1,149	$10,181
East West Bank debt	2,256	2,256	-
Jardine Capital Corporation bank debt	570	570	-
Warrant redemption notes payable	464	464	-
	$14,620	$4,439	$10,181

TRADEMARK PURCHASE OBLIGATION	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
TRADEMARK PURCHASE OBLIGATION
NOTE 9 – TRADEMARK PURCHASE OBLIGATION

On May 4, 2010, Progressive Concepts, Inc., entered in a certain Mutual Release and Settlement Agreement (the “Agreement”) with Hawk Electronics, Inc. (“Hawk”). The settlement followed a litigation matter styled  Progressive Concepts, Inc. d/b/a Hawk Electronics v. Hawk Electronics, Inc. Case No. 4-08CV-438-Y, by the Company against Hawk in the US District Court for the Northern District of Texas which alleged, among other things, infringement on the trade name Hawk Electronics, as well as counterclaims by Hawk against the Company of, among other things, trademark infringement and dilution.

Under terms of the Agreement, the parties executed mutual releases of claims against each other and agreed to file a stipulation of dismissal in connection with the pending litigation matter.  The Company agreed to, among other things, the purchase a perpetual license from Hawk to use the trademark “Hawk Electronics” for  $900,000. As of May 31, 2011, the Company paid  $550,000 and is obligated to pay  $150,000 by July 1, 2011,  $100,000 by July 1, 2012 and  $100,000 by July 1, 2013 under the terms of the license agreement.

As of August 31, 2011, the Company has recorded  $100,000 as current portion of trademark purchase obligation (July 1, 2012 payment) as a current liability and has recorded  $100,000 (payments due thereafter) under long-term trademark purchase obligation as a long-term liability.

In addition, under the terms of the agreement, the Company can continue to use the domain name www.hawkelectronics.com but will be required to pay Hawk a monthly royalty fee to use the domain name beginning August 1, 2013. A monthly royalty payment of  $2,000 will be due during the first year of use with a 10% increase to the monthly fee each subsequent year the domain name is used by the Company.

NOTE 8 – TRADEMARK PURCHASE OBLIGATION

On May 4, 2010, Progressive Concepts, Inc., entered in a certain Mutual Release and Settlement Agreement (the “Agreement”) with Hawk Electronics, Inc. (“Hawk”). The settlement followed a litigation matter styled  Progressive Concepts, Inc. d/b/a Hawk Electronics v. Hawk Electronics, Inc. Case No. 4-08CV-438-Y, by the Company against Hawk in the US District Court for the Northern District of Texas which alleged, among other things, infringement on the trade name Hawk Electronics, as well as counterclaims by Hawk against the Company of, among other things, trademark infringement and dilution.

Under terms of the Agreement, the parties executed mutual releases of claims against each other and agreed to file a stipulation of dismissal in connection with the pending litigation matter.  The Company agreed to, among other things, the purchase a perpetual license from Hawk to use the trademark “Hawk Electronics” for  $900,000. As of May 31, 2011, the Company paid  $550,000 and is obligated to pay  $150,000 by July 1, 2011,  $100,000 by July 1, 2012 and  $100,000 by July 1, 2013 under the terms of the license agreement.

As of May 31, 2011, the Company has recorded  $150,000 as current portion of trademark purchase obligation (July 1, 2011 payment) as a current liability and has recorded  $200,000 (payments due thereafter) under long-term trademark purchase obligation as a long-term liability.

INCOME TAXES	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
INCOME TAXES
NOTE 10 - INCOME TAXES

Significant components of the Company’s deferred taxes as of August 31, 2011 and May 31, 2011 are as follows (in thousands):

	August 31,	May 31,
	2011	2011

Deferred Tax Assets:
Current deferred tax assets:
Accrued liabilities	$244	$204
Deferred revenue	51	51
Inventories	106	102
Allowance for doubtful accounts	81	93
	482	450
Valuation allowance	(482)	(450)
Current deferred tax assets, net of valuation allowance	-	-

Non-current deferred tax assets:
Net operating loss	10,924	10,781
Accrued liabilities	494	409
Intangible assets	341	258
Fixed assets	217	203
Licenses	11	12
Other	39	42
	12,026	11,705
Valuation allowance	(12,026)	(11,705)
Non-current deferred tax assets, net of valuation allowance	-	-

The Company has approximately  $32,129,000 of net operating losses at August 31, 2011, which are available to reduce the Company’s future taxable income and will expire in the years 2027 through 2032.  As a result of a change in ownership of Teletouch on August 11, 2011 (see “Change of Ownership and Voting Control of Teletouch” in Note 12 – “Shareholders’ Equity” for additional discussion on the change of control transaction), which constituted a change of control of the Company under the Internal Revenue Code, the Company’s ability to utilize the net operating losses it has accumulated through August 11, 2011 (the date of the change of control) to offset future taxable income will be limited under Section 382 of the Internal Revenue Code.  As of the date of this Report, the Company has not determined the specific limitation amount but believes such limitations will significantly reduce its ability to offset future taxable income with its existing net operating losses. The utilization of some of these losses may be further limited under other applicable provisions of the Internal Revenue Code.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements or the effective tax rate as of August 31, 2011 and has not recognized any additional liabilities for uncertain tax positions under the guidance of ASC 740. The Company’s tax years 2005 through 2010 for federal returns and 2009 through 2011 for state returns remain open to major taxing jurisdictions in which we operate, although no material changes to unrecognized tax positions are expected within the next year.

NOTE 9 - INCOME TAXES

The components of the Company’s total provision for income taxes for the following two fiscal years are (in thousands):

	May 31,
	2011	2010
Current income tax expense
Federal	$-	$40
State	153	244
Total current provision	153	284
Deferred income tax expense	-	-
Total provision for income taxes	$153	$284

The Company’s effective tax rate differed from the federal statutory income tax rate as follows (in thousands):

	May 31,
	2011	2010

Income tax provision (benefit) at the federal statutory rate	$(811)	$641
Effect of valuation allowance	820	(1,545)
Permanent differences	40	28
State income taxes, net of federal benefit	101	162
Overaccrual of prior year NOL carryforwards	-	996
Other	3	2
Provision for income taxes	$153	$284

Teletouch uses the liability method to account for income taxes. Under this method, deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates that are expected to be in effect when the differences reverse.

Significant components of the Company’s deferred taxes as of May 31, 2011 and May 31, 2010 are as follows (in thousands):

	May 31,
	2011	2010

Deferred Tax Assets:
Current deferred tax assets:
Accrued liabilities	$204	$548
Deferred revenue	51	55
Inventories	102	83
Allowance for doubtful accounts	93	138
	450	824
Valuation allowance	(450)	(824)
Current deferred tax assets, net of valuation allowance	-	-

Non-current deferred tax assets:
Net operating loss	10,781	9,769
Accrued liabilities	409	278
Intangible assets	258	228
Fixed assets	203	174
Licenses	12	15
Other	42	47
	11,705	10,511
Valuation allowance	(11,705)	(10,511)
Non-current deferred tax assets, net of valuation allowance	-	-

The Company has approximately  $31,708,000 of net operating losses at May 31, 2011, which are available to reduce the Company’s future taxable income and will expire in the years 2026 through 2031.  As a result of a change in ownership of Teletouch on August 11, 2011 (see “Change of Ownership and Voting Control of Teletouch in Note 16 – “Subsequent Events” for additional discussion on the change of control transaction)  , which constituted a change of control of the Company under the Internal Revenue Code, the Company’s ability to utilize the net operating losses it has accumulated through August 11, 2011 (the date of the change of control) to offset future taxable income will be limited under Section 382 of the Internal Revenue Code.  As of the date of this Report, the Company has not determined the specific limitation amount but believes such limitations will significantly reduce its ability to offset future taxable income with its existing net operating losses. The utilization of some of these losses may be further limited under other applicable provisions of the Internal Revenue Code.

The current Company policy classifies any interest recognized on an underpayment of income taxes and any statutory penalties recognized on a tax position taken as interest expense in its consolidated statements of operations.  There was an insignificant amount of interest and penalties recognized and accrued as of May 31, 2011. The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements or the effective tax rate for fiscal year ended May 31, 2011 and has not recognized any additional liabilities for uncertain tax positions under the guidance of ASC 740. The Company’s tax years 2005 through 2010 for federal returns and 2009 through 2011 for state returns remain open to major taxing jurisdictions in which we operate, although no material changes to unrecognized tax positions are expected within the next year.

COMMITMENTS AND CONTINGENCIES	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
COMMITMENTS AND CONTINGENCIES
NOTE 11 – COMMITMENTS AND CONTINGENCIES

Teletouch leases buildings, transmission towers, and equipment under non-cancelable operating leases ranging from one to twenty years.  These leases contain various renewal terms and restrictions as to use of the property.  Some of the leases contain provisions for future rent increases.  The total amount of rental payments due over the lease terms is charged to rent expense on the straight-line method over the term of the leases.  The difference between rent expense recorded and the amount paid is recorded as deferred rental expense, which is included in accrued expenses and other liabilities in the accompanying consolidated balance sheets.  Rent expense was  $289,000, and  $339,000 in the months ended August 31, 2011 and  2010, respectively.  Future minimum rental commitments under non-cancelable leases are as follows (in thousands):

	Operating Lease Payments Due By Period
	(in thousands)
	Twelve Months Ending August 31,
	Total	2012	2013	2014	2015	Thereafter

Operating leases	$4,551	$532	$400	$334	$205	$3,080

Sales and Use Tax Audit Contingency

In October 2010, the Company became subject to a sales and use tax audit covering the period of January 2006 to October 2009. During the second quarter of fiscal year 2011 and while preparing for this audit, the Company identified issues with the prior application and interpretation of sales tax rates assessed on services billed to its cellular subscribers. Prior sales tax audits on these billings have not detected these issues although the methodology for computing sales taxes was similar in these prior periods.  The Company concluded that it is probable that these issues will be identified and challenged in the current audit based on the initial inquiries by the sales tax auditor.  As of August 31, 2011 and through the date of this Report, we are unable to estimate the outcome of the audit but can estimate a range of potential liability between  $22,000 and  $2,490,000. This range includes a low estimate based on similar audit results in prior periods to a high estimate based on a conservative application of sales tax rates to all cellular services billed during the audit period and including underpayment penalties and interest.  The application of the various sales tax laws and rates on the Company’s cellular services is complex and the actual liability could fall outside of our estimated range due to items identified during the audit but not considered by us.

Since the sales tax audit is ongoing and the Company is unable make a reasonable estimate of the outcome of this audit, under ASC 450, Contingencies, the Company has concluded that the appropriate accrual would be the lower end of the range.  Based on the immateriality of the  $22,000 estimated liability at the lower end of the range, the Company has not recorded an accrual for this loss as of August 31, 2011.  As the audit progresses and if the Company can better estimate the outcome of the audit, it will record this accrual and a charge against earnings in that period. As of the date of this Report, the Company has given the State a statute extension for the periods under the audit through February 28, 2012.

Legal Proceeding Contingencies

Teletouch is party to various legal proceedings arising in the ordinary course of business. The Company believes there is no proceeding, either threatened or pending, against it that will result in a material adverse effect on its results of operations or financial condition or that requires accrual or disclosure in its financial statements under ASC 450.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

Teletouch leases buildings, transmission towers, and equipment under non-cancelable operating leases ranging from one to twenty years.  These leases contain various renewal terms and restrictions as to use of the property.  Some of the leases contain provisions for future rent increases.  The total amount of rental payments due over the lease terms is charged to rent expense on the straight-line method over the term of the leases.  The difference between rent expense recorded and the amount paid is recorded as deferred rental expense, which is included in accrued expenses and other liabilities in the accompanying consolidated balance sheets.  Rent expense was  $1,336,000, and  $1,459,000 in fiscal years 2011 and 2010, respectively.  Future minimum rental commitments under non-cancelable leases are as follows (in thousands):

	Operating Lease Payments Due By Period
	(in thousands)

	Total	2012	2013	2014	2015	Thereafter

Operating leases	$4,746	$613	$425	$353	$224	$3,131

Sales and Use Tax Audit Contingency

In October 2010, the Company became subject to a sales and use tax audit covering the period of January 2006 to October 2009. During the second quarter of fiscal year 2011 and while preparing for this audit, the Company identified issues with the prior application and interpretation of sales tax rates assessed on services billed to its cellular subscribers. Prior sales tax audits on these billings have not detected these issues although the methodology for computing sales taxes was similar in these prior periods.  The Company concluded that it is probable that these issues will be identified and challenged in the current audit based on the initial inquiries by the sales tax auditor.  As of May 31, 2011 and through the date of this Report, we are unable to estimate the outcome of the audit but can estimate a range of potential liability between  $22,000 and  $2,490,000. This range includes a low estimate based on similar audit results in prior periods to a high estimate based on a conservative application of sales tax rates to all cellular services billed during the audit period and including underpayment penalties and interest.  The application of the various sales tax laws and rates on the Company’s cellular services is complex and the actual liability could fall outside of our estimated range due to items identified during the audit but not considered by us.

Since the sales tax audit is ongoing and the Company is unable make a reasonable estimate of the outcome of this audit, under ASC 450, Contingencies, the Company has concluded that the appropriate accrual would be the lower end of the range.  Based on the immateriality of the  $22,000 estimated liability at the lower end of the range, the Company has not recorded an accrual for this loss as of May 31, 2011.  As the audit progresses and if the Company can better estimate the outcome of the audit, it will record this accrual and a charge against earnings in that period.

Legal Proceeding Contingencies

Teletouch is party to various legal proceedings arising in the ordinary course of business. The Company believes there is no proceeding, either threatened or pending, against it that will result in a material adverse effect on its results of operations or financial condition or that requires accrual or disclosure in its financial statements under ASC 450.

SHAREHOLDERS' EQUITY	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
SHAREHOLDERS' EQUITY
NOTE 12 – SHAREHOLDERS’ EQUITY

Capital Structure:  Teletouch’s authorized capital structure allows for the issuance of 70,000,000 shares of common stock with a  $0.001 par value and 5,000,000 shares of preferred stock with a  $0.001 par value.

Series C Preferred Stock:  At August 31, 2011, no shares of Series C Preferred Stock with a par value of  $0.001 are issued and outstanding.

Change of Ownership and Voting Control of Teletouch

Since November 2005, the majority of Teletouch’s outstanding common stock has been owned and controlled by TLL Partners, LLC (“TLLP”), a Delaware limited liability company, controlled by Robert McMurrey, the Company’s Chairman and Chief Executive Officer.  In August 2006, immediately prior to Teletouch’s acquisition of Progressive Concepts, Inc. (“PCI”), TLLP assumed the senior debt obligations of PCI and settled the subordinated debt obligations of PCI by issuing 4,350,000 shares of its holdings of Teletouch’s common stock and converted the balance  of the subordinated debt into redeemable Series A preferred units of TLLP.  To secure the senior debt obligation, TLLP pledged all of its then held assets, which consisted primarily of its holding of approximately 80% of the outstanding common stock of Teletouch as of August 2006. TLLP is a holding company with no operations with a minimal amount of cash on hand and is dependent upon selling a sufficient number of shares it owns in Teletouch common stock or upon the cash flows of Teletouch through the receipt of future cash dividends to service its outstanding debt obligations. When the senior debt originally matured in August 11, 2007, TLLP did not have sufficient cash or other means to repay this debt and was successful in negotiating an initial extension of the maturity date through October 11, 2007. Subsequent extensions were granted by the senior debt holder to TLLP extending the maturity date through January 31, 2011.  In February 2011, TLLP negotiated a settlement of its senior debt obligations which required a series of payments beginning February 2011 and continuing through August 19, 2011, the amended maturity date.  In addition to the cash payments and as part of the settlement agreement, TLLP was obligated to transfer 2,000,000 shares of its holdings of Teletouch’s common stock to the senior lender at the maturity date.  TLLP began selling shares of its holdings of Teletouch’s common stock in February 2011 to raise the funds to make these payments on its senior debt obligation.

Beginning in February 2011 and continuing through June 2011, TLLP completed sixteen (16) privately negotiated transactions and sold a total of 8,499,001 shares of its holdings of Teletouch’s common stock, which is approximately 17.4% of the Company’s outstanding common stock on June 13, 2011.  Following these sales transactions, TLLP continued to own 30,650,999 shares of our common stock, or 62.9% of the Company’s outstanding stock.

On August 11, 2011, TLLP entered into a binding agreement titled “Heads of Terms” (the “Binding Agreement”) and certain related agreements with its Series A Preferred unit holders, Stratford Capital Partners, LP (“Stratford”) and Retail & Restaurant Growth Capital, LP (“RRGC”) (together, Stratford and RRGC are hereafter referred to as the “Transferees”), whereby, TLLP was required on or before August 17, 2011  to exchange 25,000,000 shares of its holdings of the Company’s common stock (the “New Shares”) to settle in full TLLP’s approximately  $18,200,000 redemption obligation on its outstanding Series A Preferred Units (the “Preferred Units”) and for additional cash consideration totaling  $3,750,000 from the Transferees (the “Exchange”).  Based on the approximately  $21,950,000 consideration exchanged by Transferees, TLLP realized approximately  $0.88 per share in value for the shares of the Company’s common stock transferred in the Exchange.   As a result of the Exchange, Stratford and RRGC received 15,000,000 shares and 10,000,000 shares, respectively, of the Company’s common stock in exchange for their respective share of the cash consideration and their respective holdings of the outstanding Preferred Units. The Company is not a party to the Binding Agreement, but the Company’s execution of a registration rights agreement and a mutual release (both discussed further below) were conditions to the closing of the transactions contemplated by the Binding Agreement.  The Company did not receive or issue any securities in connection with the Binding Agreement, and except for the benefits received by the Company under the mutual release, the Company received none of the consideration payable under the Binding Agreement.   The conditions of the Exchange required that TLLP use the cash proceeds from the Exchange to retire its senior debt obligation and imposed restrictions on any cash remaining with TLLP.

The New Shares transferred by TLLP to the Transferees in the Exchange are subject to (i) a call option in favor of TLLP which permits TLLP for a period of 15 months following the Exchange (the “Option Period”) to repurchase some or all of the New Shares then held by the Transferees, on a pro rata, at an exercise price of  $1.00 per share, and (ii) a put option in favor of each of the Transferees to sell to TLLP for 30 days following the conclusion of the Option Period some or all of such New Shares then held by the Transferees at the same exercise price of  $1.00 per share, subject to adjustments and limitations. The obligation of TLLP to pay for the New Shares subject to the put option is recourse only to TLLP and its assets, and is not recourse to any other person or entity, including without limitation, a TLLP affiliate, absent fraud or willful misconduct. TLLP’s obligation to pay the put price under the put option will be secured by a perfected pledge over the assets of TLLP.  The Company has no responsibilities related to the put and is not obligated to settle the put option.

During the Option Period, each of the Transferees will be permitted to sell or otherwise transfer their shares of the Company’s common stock free and clear of the options, rights and voting agreements under the Binding Agreement, provided that, for seven (7) months following the date of the Exchange, the Transferees agree that they will not distribute or otherwise pledge, allocate or hypothecate the New Shares and, so long as the Company has performed and is performing its obligations under the registration rights agreement, not sell or otherwise dispose of the New Shares. The call option, the put option and the voting agreement described above apply only to the New Shares then owned by Stratford and RRGC.

Also, during the Option Period, each of the Transferees agree to vote their New Shares on any matter submitted to a vote of shareholders in the same proportion which other shares of the Company are voted for such matter (for example, if 60% of the shares of other shareholders are voted in favor of a matter and 40% are voted against such matter, each of the Transferees agree to vote 60% of their shares in favor of such matter and 40% against such matter); provided, however, the Transferees are not obligated to vote in a manner that it reasonably determines may expose each entity or its respective officers or directors to liability.

The closing of the Exchange occurred on August 17, 2011 and constituted a change of control of the Company because, following the Exchange and their acquisition and beneficial ownership of 29,350,000 shares or 60.2% of the Company’s outstanding securities, the Transferees, collectively, now control the Company, as stated in Schedule 13D/A by Stratford and RRGC filed by each of them with the Securities and Exchange Commission (“SEC”) on August 11, 2011 (the “13D/A”). To the best of the Company’s knowledge, (i) there are no arrangements or understandings by and between TLLP and the Transferees with respect to election of the Company’s directors or any other matters, and (ii) there are no arrangements, the operation of which may result, at a future date, in another change of control transaction excluding the call and put options, as described above, that provide TLLP certain rights to re-acquire the some or all of the New Shares during the Option Period which, if exercised in sufficient quantities, could result in TLLP regaining control of the Company. The beneficial ownership information disclosed above was derived from information disclosed by the Transferees on the 13D/A.

TLLP’s management has communicated to the Company that additional sales of its holdings of the Company’s common stock are likely to fund the ongoing operating expenses of TLLP and that it will actively be seeking financing to exercise some or all of its call option during the call option period.  There can be no assurance that TLLP will be successful in its efforts to secure the financing necessary to purchase the Exchanged Shares and regain voting control at the Company nor can there be any assurance that Stratford and RRGC will not transfer some or all of the shares following the initial 7 month transfer restriction period which in turn would reduce or negate TLLP’s call option.

Registration Rights Agreement: In connection with the terms of the Binding Agreement as discussed above, on August 17, 2011, Teletouch entered into a Registration Rights Agreement (the “RRA”) with the Transferees. Prior to the closing of the Exchange, the Transferees owned all of the issued and outstanding Series A Preferred Units of TLLP.  Pursuant to the RRA, the Company agreed to file with the SEC, subject to certain restrictions, by October 17, 2011, a registration statement relating to the registration of (i) 4,350,000 shares of the Company’s common stock (the “Existing Shares”) held, in the aggregate, by the Transferees as of the date of the RRA, (ii) 25,000,000 shares of the Company’s common stock (the “New Shares”)  transferred to the Transferees by TLLP pursuant to the Exchange Transaction described below and (iii) 2,650,999 shares of the Company’s common stock being pledged by TLLP as security against the put option held by the Transferees as further described below (the “Pledged Shares”).  (The “Existing Shares” together with the “New Shares” and the “Pledged Shares” are hereafter referred to as the “Registrable Securities.”)  The RRA requires that the Company use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 and to keep such registration continuously effective thereunder. The RRA also contains indemnification and other provisions that are customary to agreements of this nature.

Mutual Release: In connection with the terms of the Binding Agreement as discussed above, on August 17, 2011, the Company and the Transferees also executed a mutual release (the “Mutual Release”).  Under the terms of the Mutual Release, (i) the Transferees released each of TLLP  and the Company, as well as the respective affiliated parties of the Company and TLLP (the “Teletouch/TLLP Released Parties”), from any and all past, present, or future claims and causes of action, (a) arising out of or relating in any way to RRGC’s or Stratford Capital’s ownership interest in TLLP or the Company, including, but not limited to, any of TLLP’s actions and omissions in connection with the debt owing by TLLP to its senior lender, Fortress Investment Group or the other Lenders (“Fortress”) under that certain Loan Agreement dated as of August 11, 2006, as amended, supplemented or otherwise modified by TLLP and Fortress (the Company is not a party to such Loan Agreement), (b) arising out of or relating to any actions or omissions of any of the Teletouch/TLLP Released Parties in connection with TLLP or the Company, or (c) arising or in any way relating to any past actions or omissions of TLLP or the Company but excluding, solely with respect to TLLP, certain specified claims, and (ii) each of TLLP and the Company released each of RRGC and Stratford Capital, as well as their respective affiliated parties, from any and all past, present, or future claims and causes of action, arising out of or relating in any way to RRGC’s or Stratford Capital’s ownership interest in TLLP or the Company including, but not limited to, any of RRGC’s or Stratford Capital’s actions and omissions as members of TLLP or stockholders of the Company, and RRGC’s or Stratford Capital’s actions and omissions in connection with the debt due by TLLP to Fortress.  In addition, the Mutual Release provides that each party covenants not to sue any beneficiary of the persons released by it with respect to any released claim, including a third party or derivative claim.  The Company has also been informed that Mr. McMurrey entered into a separate mutual release with the Transferees.

The Company determined to execute the RRA and the Mutual Release for a number of reasons, the most significant of which was in order to mitigate the risk of becoming embroiled in disputes and potential litigation among its largest beneficial shareholders.

Unilateral Release:  As a requirement by Company and prior to entering into the RRA and Mutual Release, on August 17, 2011, TLLP and Mr. McMurrey executed a unilateral release (the “Release”) with the Company.  Under the terms of the Release, (i) TLLP and Mr. McMurrey released the Company, and its affiliated parties, from any and all past, present, or future claims and causes of action.  The Release excludes any and all claims and causes of action that Mr. McMurrey may have as an officer, employee or director of the Company, or of any of its subsidiaries, including without limitation employment claims and obligations, and rights to indemnification enjoyed by Mr. McMurrey arising under applicable law, the Company’s charter, bylaws, contract, or otherwise.  In addition, the Release contains a covenant by TLLP and Mr. McMurrey not to sue the Company or any of its affiliated persons with respect to any of the released claims or causes of action. The Company did not release TLLP or Mr. McMurrey from any claims or causes of action.

The Company’s execution of the RRA and the Mutual Release, and the Company’s negotiation of, and demand for, the Release issued by TLLP and Mr. McMurrey were approved by the Audit Committee of the Board of Directors, as well as by the Board of Directors, of the Company (with Mr. McMurrey and Mr. Hyde abstaining from the vote).  Mr. McMurrey is the Chairman of the Board and Chief Executive Officer of the Company, and the managing member of TLLP.  Mr. Thomas A. Hyde, Jr. is a Director of the Company, and the President and Chief Operating Officer, and in this capacity Mr. Hyde reports to Mr. McMurrey.

Other Regulatory and Contractual Consents Required:  Since the Company holds certain licenses for radio frequencies from the Federal Communications Commission (“FCC”), it is required to seek approval in advance for any changes in ownership that result in a change in control or be subject to fines and other penalties assessed by the FCC.  Because of the circumstances of the Exchange, the FCC granted a waiver of its advance approval requirements and categorized this transaction as an “involuntary” change of control under its rules.  Because the transaction has been deemed involuntary by the FCC, the Company had 30 days to submit the forms reporting the change in control, including information on the new owners.  The Company does not expect this ownership change to be challenged by the FCC. As of the date of this Report, the Company has filed the necessary change in control report and it is currently being reviewed by the FCC. The Company expects the FCC to approve this transaction in the near future.

It is common for certain contracts and agreements to contain provisions providing for notification and approval of a change in control. Due to the short period of time between the Company becoming aware of this transaction and the closing of this transaction, the Company was only able to review its key contracts and agreements for such provisions related to a change of control and believes that notification of this transaction was not required under these agreements.  The key agreements reviewed included its various loan documents and its distribution agreements with AT&T.  As of the date of this Report, the Company can provide no assurance that is has not inadvertently violated one or more of its numerous other contracts or agreements by failing to notify the other party that may have such rights under such contract or agreement.

NOTE 11 - SHAREHOLDERS’ EQUITY

Capital Structure:  Teletouch’s authorized capital structure allows for the issuance of 70,000,000 shares of common stock with a  $0.001 par value and 5,000,000 shares of preferred stock with a  $0.001 par value.

Series C Preferred Stock:  At May 31, 2011, no shares of Series C Preferred Stock with a par value of  $0.001 are issued and outstanding.

Registration Rights Agreement: In conjunction with the August 2006 acquisition of PCI and the related exchange of certain subordinated debt at PCI for 4,350,000 shares of Teletouch’s common stock owned by TLLP and Series A Preferred membership units of TLLP, Teletouch, Stratford and RRCG (Stratford and RRGC collectively, the “Series A Holders”) entered into a certain Registration Rights Agreement (the “RRA”). In connection with this exchange, Teletouch agreed to grant to the Series A Holders certain registration rights under the federal securities laws with respect to the securities received by the Series A Holders pursuant to the foregoing arrangement. Namely, the Series A Holders were granted piggy-back registration rights to participate in any underwritten offering and registration of Teletouch’s equity securities under the Securities Act of 1933, as amended (the “Securities Act”), including a shelf registration statement pursuant to Rule 415 under the Securities Act, through August 10, 2010.  The RRA excludes a number of different types of registration statements from the piggy-back registration rights provided by the RRA, including but not limited to, any registration statement (i) on Form S-8 or any similar successor form, (ii) filed in connection with the acquisition of or combination with another entity, (iii) required pursuant to an agreement executed between Teletouch, TLLP or Fortress with a purchaser in a so-called “PIPE” private placement transaction for the resale by the investors in the PIPE of securities of the Registrant (a “PIPE Agreement”), to the extent such PIPE Agreement does not provide for the Series A Holders to have registration rights, or (iv) relating to securities offered for the account of Teletouch that is filed prior to August 10, 2008, provided that at least 50% of the securities registered are offered for the account of Teletouch.

The Series A Holders also agreed not to affect any public sale or private offer or distribution of any equity securities of Teletouch during the 10 business days prior to the effectiveness under the Securities Act of any underwritten registration with respect to any of Teletouch’s equity securities or any securities convertible into or exercisable or exchangeable for such equity securities and during such time period after the effectiveness under the Securities Act of any underwritten registration (not to exceed 180 days) as Teletouch and the managing underwriter may agree. To evidence these obligations, each Investor (or its future transferee) agreed to execute and deliver to Teletouch and the underwriters in an underwriting offering such lock-up agreements as may be required.

In May 2008, Teletouch and the Series A Holders amended the RRA in conjunction with entering into a stock lockup agreement with the Series A Holders (see discussion below under “Stock Lockup Agreement”). Under this First Amendment to the Registration Rights Agreement dated as of May 16, 2008 (the “RRA Amendment”), Teletouch and the Series A Holders agreed, among other things, (i) to remove limitations on the Series A Holders’ rights to participate in any so-called “PIPE” private placement transaction for the sale of securities of and by Teletouch by extending them “piggy-back” registration rights in connection with such transactions and (ii) to extend the termination date of the RRA to August 11, 2012. The RRA Amendment contained additional terms and provisions customary for agreements of this nature.

See “Change in Ownership and Voting Control of Teletouch” in Note 16 – “Subsequent Events” for description of transaction between TLLP and Stratford and RRCG whereby the majority of the common stock of Teletouch owned by TLLP was transferred to redeem the Series A Preferred membership units and as a result, the Company entered into a new registration rights agreement with Stratford and RRGC on August 17, 2011.

Stock Lockup Agreement: Since the Series A Holders collectively own 4,350,000 shares of Teletouch’s common stock, the Board and management of Teletouch deemed it not to be in the best interests of Teletouch or its other shareholders to permit the sale of such a large block of its common stock in May 2008 or dates thereafter. Teletouch and the Series A Holders executed a Lockup Agreement dated as of May 16, 2008 (the “Lockup Agreement”) in exchange for a  $270,000 cash payment. The Lockup Agreement restricted the Series A Holders’ from selling or otherwise transferring their securities of Teletouch for a period of 18 months following the effective date of the Lockup Agreement; however, sales of these securities under the terms of the RRA are exempt from the terms of the Lockup Agreement. The Lockup Agreement expired on November 15, 2009.

Common stock reserved: The following represents the shares of common stock to be issued on an “if-converted” basis at May 31, 2011.

Common Stock Equivalents
1994 Stock Option and Stock Appreciation Rights Plan	39,329
2002 Stock Option and Stock Appreciation Rights Plan	5,616,488
5,655,817

Treasury Stock Transaction:  In June 2009, Glaubman, Rosenburg & Robotti Fund, L.P., a non-affiliated New York limited partnership and holder of 312,978 shares of Teletouch’s common stock, (the “Shareholder”) notified the Company of its intent to sell all of its shares of Teletouch’s common stock and offered these shares to Teletouch at a discount from market.  On June 15, 2009, the Company entered into a Securities Purchase Agreement with the Shareholder to purchase the 312,978 shares of Teletouch common stock it held at  $0.10 per share.  Teletouch’s purchase price of  $0.10 per share  represented a 13% discount from the  $0.115 average of the 10 day closing price on Teletouch’s common stock prior to the effective date of this agreement.   The purchase of the shares was completed on July 16, 2009 following the payment of  $31,298 to the Shareholder and after the surrender of the 312,978 shares of stock.  These shares are held by the Company in treasury.

STOCK OPTIONS	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
STOCK OPTIONS
NOTE 13 - STOCK OPTIONS

Teletouch’s 1994 Stock Option and Stock Appreciation Rights Plan (the “1994 Plan”) was adopted in July 1994 and provided for the granting of incentive and non-incentive stock options and stock appreciation rights to officers, directors, employees and consultants to purchase not more than an aggregate of 1,000,000 shares of common stock. Under the terms of the 1994 Plan, no additional options can be granted under this Plan after July 2004 which is the tenth anniversary following the adoption of the Plan. The Compensation Committee or the Board of Directors administers the options remaining outstanding under the 1994 Plan. Exercise prices in the following table have been adjusted to give effect to the repricing that took effect in December 1999 and November 2001 (discussed below).

On November 7, 2002, the Company’s common shareholders voted to adopt and ratify the Teletouch 2002 Stock Option and Appreciation Rights Plan (the “2002 Plan”).  Under the 2002 Plan, Teletouch may issue options, which will result in the issuance of up to an aggregate of 10,000,000 shares of Teletouch’s common stock through October 2012. The 2002 Plan provides for options, which qualify as incentive stock options (Incentive Options) under Section 422 of the Code, as well as the issuance of non-qualified options (Non-Qualified Options). The shares issued by Teletouch under the 2002 Plan may be either treasury shares or authorized but unissued shares as Teletouch’s Board of Directors may determine from time to time.  Pursuant to the terms of the 2002 Plan, Teletouch may grant Non-Qualified Options and Stock Appreciation Rights (SARs) only to officers, directors, employees and consultants of Teletouch or any of Teletouch’s subsidiaries as selected by the Board of Directors or the Compensation Committee.  The 2002 Plan also provides that the Incentive Options shall be available only to officers or employees of Teletouch or any of Teletouch’s subsidiaries as selected by the Board of Directors or Compensation Committee. The price at which shares of common stock covered by the option can be purchased is computed as the average of the closing price of the Company’s stock for the five days preceding the grant date.  To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the 2002 Plan described above, the Incentive Option or Non-Qualified Option will expire as to the then unexercised portion.  In addition, employees that cease their services with the Company and hold vested options will have the ability to exercise their vested options for a period three months after their termination date with the Company.

As of August 31, 2011, approximately 27,329 Non-Qualified Options and 12,000 Incentive Options are outstanding under the 1994 Plan, and approximately 616,998 Non-Qualified Options and 5,692,657 Incentive Options are outstanding under the 2002 Plan.

A summary of option activity for the three months ended August 31, 2011 is as follows:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value
Outstanding at June 1, 2011	5,655,817	$0.26	6.88	$921,826
Granted	693,167	0.48	-	-
Exercised	-	-	-	-
Forfeited	-	-	-	-
Outstanding at August 31, 2011	6,348,984	0.29	6.97	$1,683,735

Options exercisable at August 31, 2011	6,098,984	$0.28	6.89	$1,627,735

The following table summarizes the status of the Company’s non-vested stock options since June 1, 2011:

	Non-vested Options
		Weighted-
	Number of	Average Fair
	Shares	Value
Non-vested at June 1, 2011	1,004,385	$0.21
Granted	693,167	0.30
Vested	(693,167)	0.30
Forfeited	-	-
Non-vested at August 31, 2011	1,004,385	$0.21

The Company recorded approximately  $251,000 and  $264,000 in stock based compensation expense in the consolidated financial statements for the three months ended August 31, 2011 and 2010, respectively.

NOTE 12 - STOCK OPTIONS

Teletouch’s 1994 Stock Option and Stock Appreciation Rights Plan (the “1994 Plan”) was adopted in July 1994 and provides for the granting of incentive and non-incentive stock options and stock appreciation rights to officers, directors, employees and consultants to purchase not more than an aggregate of 1,000,000 shares of common stock. The Compensation Committee or the Board of Directors administers the 1994 Plan and has authority to determine the optionees to whom awards will be made, the terms of vesting and forfeiture, the amount of the awards and other terms.  Under the terms of the 1994 Plan, the option price approved by the Board of Directors shall not be less than the fair market value of the common stock at date of grant.   Exercise prices in the following table have been adjusted to give effect to the repricing that took effect in December 1999 and November 2001 (discussed below).

On November 7, 2002, the Company’s common shareholders voted to adopt and ratify the Teletouch 2002 Stock Option and Appreciation Rights Plan (the “2002 Plan”).  Under the 2002 Plan, Teletouch may issue options, which will result in the issuance of up to an aggregate of 10,000,000 shares of Teletouch’s common stock. The 2002 Plan provides for options, which qualify as incentive stock options (Incentive Options) under Section 422 of the Code, as well as the issuance of non-qualified options (Non-Qualified Options). The shares issued by Teletouch under the 2002 Plan may be either treasury shares or authorized but unissued shares as Teletouch’s Board of Directors may determine from time to time.  Pursuant to the terms of the 2002 Plan, Teletouch may grant Non-Qualified Options and Stock Appreciation Rights (SARs) only to officers, directors, employees and consultants of Teletouch or any of Teletouch’s subsidiaries as selected by the Board of Directors or the Compensation Committee.  The 2002 Plan also provides that the Incentive Options shall be available only to officers or employees of Teletouch or any of Teletouch’s subsidiaries as selected by the Board of Directors or Compensation Committee. The price at which shares of common stock covered by the option can be purchased is determined by Teletouch’s Compensation Committee or Board of Directors; however, in all instances the exercise price is never less than the fair market value of Teletouch’s common stock on the date the option is granted.  To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the 2002 Plan described above, the Incentive Option or Non-Qualified Option will expire as to the then unexercised portion.  In addition, employees that cease their services with the Company and hold vested options will have the ability to exercise their vested options for a period three months after their termination date with the Company.

As of May 31, 2011, approximately 27,329 Non-Qualified Options and 12,000 Incentive Options are outstanding under the 1994 Plan, and approximately 496,998 Non-Qualified Options and 5,119,490 Incentive Options are outstanding under the 2002 Plan.

Stock option activity has been as follows:

	Number of Shares	Exercise Price per Share	Weighted Average Exercise Price per Share

Options outstanding at May 31, 2009	3,910,815	$0.16 - $0.89	$0.27
Options granted to officers and management	573,167	$0.12	$0.12
Options granted to directors	120,000	$0.12	$0.12
Options exercised	-	$0.00	$0.00
Options forfeited	(40,666)	$0.24	$0.24
Options outstanding at May 31, 2010	4,563,316	$0.12 - $0.89	$0.25

Options granted to officers and management	973,167	$0.33 - $0.35	$0.33
Options granted to directors	120,000	$0.33	$0.33
Options exercised	-	$0.00	$0.00
Options forfeited	(666)	$0.24	$0.24
Options outstanding at May 31, 2011	5,655,817	$0.12 - $0.89	$0.26

Exercisable at May 31, 2011	4,651,432		$0.27
Exercisable at May 31, 2010	3,054,545		$0.27

Range of Exercise Price	Number of Shares Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Number of Shares Exercisable	Weighted Average Exercise Price

$0.12 - $0.30	3,186,656	$0.17	7.26	2,432,271	$0.17
$0.31 - $0.39	2,265,165	$0.36	6.66	2,015,165	$0.36
$0.40 - $0.55	170,000	$0.52	3.26	170,000	$0.52
$0.56 - $0.89	33,996	$0.73	3.36	33,996	$0.73
	5,655,817	$0.26	6.88	4,651,432	$0.27

A summary of option activity for the fiscal year ended May 31, 2011 is as follows:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value
Outstanding at June 1, 2010	4,563,316	$0.25	7.36	$401,150
Granted	1,093,167	0.33	-
Exercised	-	-	-
Forfeited	(666)	0.24	-
Outstanding at May 31, 2011	5,655,817	0.26	6.88	$921,826

Options exercisable at May 31, 2011	4,651,432	$0.27	6.71	$724,818

The following table summarizes the status of the Company’s non-vested stock options since June 1, 2010:

	Non-vested Options
		Weighted-
	Number of	Average Fair
	Shares	Value
Non-vested at June 1, 2010	1,508,771	$0.18
Granted	1,093,167	0.30
Vested	(1,597,553)	0.25
Forfeited	-	-
Non-vested at May 31, 2011	1,004,385	$0.21

The Company estimates the fair value of employee stock options on the date of grant using the Black-Scholes model. The determination of fair value of stock-based payment awards on the date of grant using an option-pricing model is affected by the stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to the expected stock price volatility over the term of the awards and the actual and projected employee stock option exercise behaviors. The Company has elected to estimate the expected life of an award based on the SEC approved “simplified method.” The Company calculated its expected volatility assumption required in the Black-Scholes model based on the historical volatility of its stock.  The Company recorded approximately  $385,000 and  $239,000 in stock based compensation expense in the consolidated financial statements for the twelve months ended May 31, 2011 and 2010, respectively.

RETIREMENT PLAN	12 Months Ended
May 31, 2011
RETIREMENT PLAN
NOTE 13 - RETIREMENT PLAN

Effective October 1995, Teletouch began sponsoring a defined contribution retirement plan covering substantially all of its Teletouch employees (the “Teletouch Plan”).  Employees who were at least 21 years of age were eligible to participate. Eligible employees could contribute up to a maximum of 16% of their earnings.  The Company paid the administrative fees of the plan and began matching 75% of the first 6% of employees’ contributions in October 1998.  On January 1, 2005, the Company changed to a Safe Harbor Matching Contribution Plan.  The employee eligibility requirements remained unchanged.  Under the Safe Harbor Matching Contribution Plan, the Company matched 100% of the employees’ contribution up to 3% of the employees’ compensation plus 50% of the employees’ contribution that is in excess of the 3% of the employees’ compensation but not in excess of 5% of the employees’ compensation.

In August 2006, with the acquisition of PCI, the Company assumed a defined contribution retirement plan for the benefit of eligible employees at its subsidiary, PCI (the “PCI Plan”). PCI employees who were at least 21 years of age and had completed six months of service were considered eligible for the plan. Employees could contribute up to 16% of their compensation on a pre-tax basis. The Company could elect, at its discretion, to match 50% of the employees’ contributions up to 8% of their compensation.

Effective January 1, 2008, the Company merged the PCI Plan into the Teletouch Plan with certain modifications.  Employees who are at least 21 years of age and have completed three months of service are now eligible to participate in the Safe Harbor Matching Contribution Plan.  Under the revised Plan, the Company matches 100% of the first 1% of the employees’ contribution and 60% of the employees’ contribution in excess of the first 1% that does not exceed 6% of the employees’ total contribution.

The amounts included in operating expense in connection with the Company’s contributions to the Teletouch Plan are approximately  $211,000 and  $40,000 for the years ended May 31, 2011 and 2010, respectively. In fiscal year 2010, the Company had approximately  $195,000 of forfeitures in the Company’s 401(k) plan of unvested employer matched funds. Those forfeitures were used to offset the fiscal year 2010 matching contributions to the 401(k) plan.

RELATED PARTY TRANSACTIONS	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
RELATED PARTY TRANSACTIONS
NOTE 14 – RELATED PARTY TRANSACTIONS

The commonly controlled companies owning or affiliated with Teletouch are as follows:

Progressive Concepts Communications, Inc., a Delaware corporation (“PCCI”) – PCCI has no operations and is a holding company formed to acquire the stock of PCI (Teletouch’s subsidiary as of August 2006) in 2001.  Robert McMurrey, Chairman and Chief Executive Officer of Teletouch, controls approximately 94% of the stock of PCCI. In 2004, PCCI acquired 100% of the outstanding common units of TLL Partners, LLC (see below).

Rainbow Resources, Inc.(“RRI”) – RRI is an oil and gas exploration and development company that owns 1,200,000 shares of Teletouch common stock. Robert McMurrey, Chairman and Chief Executive Officer of Teletouch, has voting and dispositive power over all Teletouch securities owned by RRI.  The Company paid certain health insurance expenses on behalf of RRI in the periods presented in this Report. As of August 31, 2011 no balance was due from RRI related to these expenses.

TLL Partners, LLC, a Delaware LLC (“TLLP”) – TLLP has no operations and is a holding company formed in 2001 to acquire certain outstanding Series A Preferred stock and subordinated debt obligations of Teletouch.  The purchased subordinated debt obligations were forgiven, and in November 2002, all of the outstanding Series A Preferred stock was redeemed by Teletouch by the issuance of 1,000,000 shares of Teletouch’s convertible Series C Preferred stock.  In November 2005, TLLP converted all of its shares of Series C Preferred stock into 44,000,000 shares of Teletouch’s common stock gaining a majority ownership of Teletouch’s outstanding common stock.  As of May 31, 2011, TLLP owned 30,900,999 shares of Teletouch common stock, representing approximately 63% of Teletouch’s outstanding common stock.  During our third fiscal quarter, TLLP informed the Company of its intent to sell some of its holdings of Teletouch common stock in order to raise funds to settle certain debt obligations at TLLP.  During the quarter ended May 31, 2011 and February 28, 2011, TLLP sold 7,082,234 and 1,166,667 shares, respectively of Teletouch stock to certain non-affiliated parties.  In June 2011, TLLP sold an additional 250,000 shares of Teletouch’s common stock leaving its holdings at 30,650,999 shares of common stock.  The Company has entered into various Registration Rights Agreements with the purchasers of its common stock from TLLP and filed a registration statement on Form S-1 with the SEC on June 17, 2011 to register all of the shares sold plus 12,000,000 shares of Teletouch’s common stock then held by TLLP.  The registration statement was declared effective by the SEC on July 11, 2011.

On August 17, 2011, TLLP closed on a transaction to settle certain of its debt obligations and retire its outstanding redeemable Series A Preferred Units.  The result of this transaction was that TLLP transferred a total of 27,000,000 shares of Teletouch’s common stock to settle these obligations leaving it with 3,650,999 shares of Teletouch’s common stock or approximately 7.5% ownership of Teletouch (see “Change of Ownership and Voting Control of Teletouch” in Note 12 – “Shareholders’ Equity” for further discussion on this transaction).

The Company received certain dividend payments from investments belonging to TLLP and paid certain consulting and legal fees on behalf of TLLP in the periods presented in this Report.  These transactions resulted in a receivable due from TLLP of approximately  $9,000 as of May 31, 2011. This receivable was subsequently paid by TLLP in June 2011.  As of August 31, 2011, no balance was due to or from TLLP.

NVRDUL, LLC (“NVRDUL”) – NVRDUL is an entity controlled by Carri P. Hyde, spouse of Thomas A. Hyde, Jr., Director, President and Chief Operating Officer of the Company.  Mr. Hyde has no direct involvement with the operations of NVRDUL but is related only through marriage.  The Company provides certain office space to NVRDUL in exchange for certain public relations services.  During the fourth quarter of fiscal year 2011, the Company agreed to sub-lease certain billboards to NVRDUL at the same rate that the Company is contractually obligated to pay for these billboards.  NVRDUL was billed approximately  $40,000 for this billboard space for the fourth quarter of fiscal year 2011 and the full amount remains outstanding as of August 31, 2011.  The Company expects to be paid in full by the end of the second quarter of fiscal year 2012.

NOTE 14 – RELATED PARTY TRANSACTIONS

The commonly controlled companies owning or affiliated with Teletouch are as follows:

Progressive Concepts Communications, Inc., a Delaware corporation (“PCCI”) – PCCI has no operations and is a holding company formed to acquire the stock of PCI (Teletouch’s subsidiary as of August 2006) in 2001.  Robert M. McMurrey, Chairman and Chief Executive Officer of Teletouch, controls approximately 94% of the stock of PCCI. In 2004, PCCI acquired 100% of the outstanding common units of TLL Partners, LLC (see below).

Rainbow Resources, Inc.(“RRI”) – RRI is an oil and gas exploration and development company that owns 1,200,000 shares of Teletouch common stock. Robert M. McMurrey, Chairman and Chief Executive Officer of Teletouch, has voting and dispositive power over all Teletouch securities owned by RRI.  The Company paid certain health insurance expenses on behalf of RRI in fiscal year 2011 which resulted in a receivable due from RRI of approximately  $3,000 as of May 31, 2011. This receivable was subsequently paid by RRI in June 2011.

TLL Partners, LLC, a Delaware LLC (“TLLP”) – TLLP has no operations and is a holding company formed in 2001 to acquire certain outstanding Series A Preferred stock and subordinated debt obligations of Teletouch.  The purchased subordinated debt obligations were forgiven, and in November 2002, all of the outstanding Series A Preferred stock was redeemed by Teletouch by the issuance of 1,000,000 shares of Teletouch’s convertible Series C Preferred stock.  In November 2005, TLLP converted all of its shares of Series C Preferred stock into 44,000,000 shares of Teletouch’s common stock gaining a majority ownership of Teletouch’s outstanding common stock.  As of May 31, 2011, TLLP owned 30,900,999 shares of Teletouch common stock, representing approximately 63% of Teletouch’s outstanding common stock.  During our third fiscal quarter, TLLP informed the Company of its intent to sell some of its holdings of Teletouch common stock in order to raise funds to settle certain debt obligations at TLLP.  During the quarter ended May 31, 2011 and February 28, 2011, TLLP sold 7,082,234 and 1,166,667 shares, respectively of Teletouch stock to certain non-affiliated parties.  In June 2011, TLLP sold an additional 250,000 shares of Teletouch’s common stock leaving its holdings at 30,650,999 shares of common stock.  The Company has entered into various Registration Rights Agreements with the purchasers of its common stock from TLLP and filed a registration statement on Form S-1 with the SEC on June 17, 2011 to register all of the shares sold plus 12,000,000 shares of Teletouch’s common stock then held by TLLP.  The registration statement was declared effective by the SEC on July 11, 2011.

On August 17, 2011, TLLP closed on a transaction to settle certain of its debt obligations and retire its outstanding redeemable Series A Preferred Units.  The result of this transaction was that TLLP transferred a total of 27,000,000 shares of Teletouch’s common stock to settle these obligations leaving it with 3,650,999 shares of Teletouch’s common stock or approximately 7.5% ownership of Teletouch (see “Change of Ownership and Voting Control of Teletouch” in Note 16 – “Subsequent Events” for further discussion on this transaction).

The Company received certain dividend payments from investments belonging to TLLP in the periods presented in this Report and paid certain consulting and legal fees on behalf of TLLP in fiscal years 2011 and 2010. These transactions resulted in a receivable due from TLLP of approximately  $9,000 as of May 31, 2011. This receivable was subsequently paid by TLLP in June 2011.

NVRDUL, LLC (“NVRDUL”) – NVRDUL is an entity controlled by Carrie Hyde, spouse of Thomas A. Hyde, Jr., Director, President and Chief Operating Officer of the Company.  Mr. Hyde has no direct involvement with the operations of NVRDUL but is related only through marriage.  The Company provides certain office space to NVRDUL in exchange for certain public relations services.  During the fourth quarter of fiscal year 2011, the Company agreed to sub-lease certain billboards to NVRDUL at the same rate that the Company is contractually obligated to pay for these billboards.  NVRDUL was billed approximately  $42,000 for this billboard space for the fourth quarter of fiscal year 2011 and the full amount remains outstanding as of May 31, 2011.

SEGMENT INFORMATION	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
SEGMENT INFORMATION
NOTE 15 – SEGMENT INFORMATION

ASC 280, Segment Reporting, establishes standards for reporting information about operating segments.  Operating segments are defined as components of an enterprise about which separate financial information is available that is regularly evaluated by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance.

Using these criteria, the Company's three reportable segments are cellular services, wholesale distribution and two-way radio services.

The Company’s cellular business segment represents its core business, which has been acquiring, billing, and supporting cellular subscribers under a revenue sharing relationship with AT&T and its predecessor companies for over 27 years. The consumer services and retail business within the cellular segment is operated primarily under the Hawk Electronics brand name, with additional business and government sales provided by a direct sales group operating throughout all of the Company’s markets. As a master distributor for AT&T wireless services, the Company controls the entire customer experience, including initiating and maintaining the cellular service agreements, rating the cellular plans, providing complete customer care, underwriting new account acquisitions and providing multi-service billing, collections, and account maintenance.

The Company’s wholesale business segment represents its distribution of cellular telephones, accessories, car audio and car security products to major carrier agents, rural cellular carriers, smaller consumer electronics and automotive retailers and auto dealers throughout the United States.

The two-way business segment includes radio services provided on the Company’s Logic Trunked Radio (“LTR”) system and the related radio equipment sales as well as radio equipment sales to customers operating their own two-way radio system.  Public safety equipment sales and services are also included in the two-way business segment.

Corporate overhead is reported separate from the Company’s identified segments.  The Corporate overhead costs include expenses for the Company’s accounting, information technology, human resources, marketing and executive management functions.

The following tables summarize the Company’s operating financial information by each segment for the fiscal years ended August 31, 2011 and 2010 (in thousands):

	Three Months Ended August 31, 2011
	Segments
	Cellular	Two-way	Wholesale	Corporate	Total
Operating revenues:
Service and installation revenue	$4,123	$358	$2	$-	$4,483
Product sales revenue	499	2,576	2,859	2	5,936
Total operating revenues	4,622	2,934	2,861	2	10,419

Operating expenses:
Cost of service and installation (exclusive of depreciation and amortization included below)	979	475	25	-	1,479
Cost of products sold	804	2,336	2,569	-	5,709
Selling and general and administrative	545	148	256	2,181	3,130
Depreciation and amortization	-	25	-	280	305
Total operating expenses	2,328	2,984	2,850	2,461	10,623
Income (loss) from operations	2,294	(50)	11	(2,459)	(204)

Other expense:
Interest expense, net	-	-	-	(527)	(527)

Income (loss) before income tax expense	2,294	(50)	11	(2,986)	(731)
Income tax expense	-	-	-	41	41
Net income (loss)	$2,294	$(50)	$11	$(3,027)	$(772)

	Three Months Ended August 31, 2010
	Segments
	Cellular	Two-way	Wholesale	Corporate	Total
Operating revenues:
Service and installation revenue	$5,264	$426	$30	$17	$5,737
Product sales revenue	893	684	1,662	2	3,241
Total operating revenues	6,157	1,110	1,692	19	8,978

Operating expenses:
Cost of service and installation (exclusive of depreciation and amortization included below)	1,144	367	16	-	1,527
Cost of products sold	1,078	524	1,261	(1)	2,862
Selling and general and administrative	910	150	411	2,445	3,916
Depreciation and amortization	-	21	-	258	279
Total operating expenses	3,132	1,062	1,688	2,702	8,584
Income (loss) from operations	3,025	48	4	(2,683)	394

Other expense:
Interest expense, net	-	-	-	(568)	(568)

Income (loss) before income tax expense	3,025	48	4	(3,251)	(174)
Income tax expense	-	-	-	56	56
Net income (loss)	$3,025	$48	$4	$(3,307)	$(230)

The Company identifies its assets by segment. Significant assets of the Company’s corporate offices include all of the Company’s cash, property and equipment, loan origination costs and the patent held for sale.  The Company’s assets by segment as of August 31, 2011 and May 31, 2011 are as follows:

	August 31, 2011			May 31, 2011
	Total Assets	Property and Equipment, net	Goodwill and Intangible Assets, net	Total Assets	Property and Equipment, net	Goodwill and Intangible Assets, net

Segment
Cellular	$7,894	$62	$3,133	$8,284	$62	$3,325
Two-way	3,536	388	374	2,031	394	374
Wholesale	1,173	9	-	1,121	8	-
Corporate	5,304	2,118	156	4,975	2,155	206

Totals	$17,907	$2,577	$3,663	$16,411	$2,619	$3,905

During the three months ended August 31, 2011 and 2010, the Company did not have a single customer that represented more than 10% of total segment revenues.

NOTE 15 – SEGMENT INFORMATION

ASC 280, Segment Reporting, establishes standards for reporting information about operating segments.  Operating segments are defined as components of an enterprise about which separate financial information is available that is regularly evaluated by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance.

Using these criteria, the Company's three reportable segments are cellular services, wholesale distribution and two-way radio services.

The Company’s cellular business segment represents its core business, which has been acquiring, billing, and supporting cellular subscribers under a revenue sharing relationship with AT&T and its predecessor companies for over 27 years. The consumer services and retail business within the cellular segment is operated primarily under the Hawk Electronics brand name, with additional business and government sales provided by a direct sales group operating throughout all of the Company’s markets. As a master distributor for AT&T wireless services, the Company controls the entire customer experience, including initiating and maintaining the cellular service agreements, rating the cellular plans, providing complete customer care, underwriting new account acquisitions and providing multi-service billing, collections, and account maintenance.  In January 2009, Teletouch entered into a new distribution agreement with T-Mobile USA, Inc. (“T-Mobile”). The Company closed its last two Oklahoma retail locations selling T-Mobile branded cellular services and products in October 2009. Subsequent to these closings, in January 2010, the Company mutually agreed to terminate its agreement with T-Mobile due to lower than expected activations and a variety of sales, commissions and operational support issues encountered.

On January 19, 2010, the Company signed a new two-year, national distribution agreement with Clearwire Communications (NASDAQ: CLWR) to sell its 4G service called CLEAR.  On January 26, 2010, the Company announced that it had recently entered into a two-year, Authorized Representative Agreement with Sprint (NYSE:S) subsidiary, Sprint Solutions, Inc.  In December 2010, the Company mutually agreed to terminate its agreement with Sprint due to lower than expected activations and a variety of sales and operational support issues encountered.

The Company’s wholesale business segment represents its distribution of cellular telephones, accessories, car audio and car security products to major carrier agents, rural cellular carriers, smaller consumer electronics and automotive retailers and auto dealers throughout the United States.

The two-way business segment includes radio services provided on the Company’s Logic Trunked Radio (“LTR”) system and the related radio equipment sales as well as radio equipment sales to customers operating their own two-way radio system.  Public safety equipment sales and services are also included in the two-way business segment.

Corporate overhead is reported separate from the Company’s identified segments.  The Corporate overhead costs include expenses for the Company’s accounting, information technology, human resources, marketing and executive management functions.

The following tables summarize the Company’s operating financial information by each segment for the fiscal years ended May 31, 2011 and 2010 (in thousands):

	Year Ended May 31, 2011
	Segments
	Cellular	Two-way	Wholesale	Corporate	Total
Operating revenues:
Service and installation revenue	$18,922	$1,507	$71	$75	$20,575
Product sales revenue	2,948	3,246	13,647	8	19,849
Total operating revenues	21,870	4,753	13,718	83	40,424

Operating expenses:
Cost of service and installation (exclusive of depreciation and amortization included below)	4,320	1,618	109	-	6,047
Cost of products sold	4,093	2,427	11,792	(1)	18,311
Selling and general and administrative	3,060	712	1,510	9,580	14,862
Depreciation and amortization	-	92	-	1,060	1,152
Impairment of asset held for sale	-	-	-	157	157
Loss on disposal of assets	-	-	-	16	16
Total operating expenses	11,473	4,849	13,411	10,812	40,545
Income (loss) from operations	10,397	(96)	307	(10,729)	(121)

Other expense:
Interest expense, net	-	-	-	(2,227)	(2,227)

Income (loss) before income tax expense	10,397	(96)	307	(12,956)	(2,348)
Income tax expense	-	-	-	153	153
Net income (loss)	$10,397	$(96)	$307	$(13,109)	$(2,501)

	Year Ended May 31, 2010
	Segments
	Cellular	Two-way	Wholesale	Corporate	Total
Operating revenues:
Service and installation revenue	$23,881	$1,881	$83	$98	$25,943
Product sales revenue	4,281	2,986	18,742	7	26,016
Total operating revenues	28,162	4,867	18,825	105	51,959

Operating expenses:
Cost of service and installation (exclusive of depreciation and amortization included below)	5,557	1,573	66	-	7,196
Cost of products sold	4,593	2,340	16,116	(21)	23,028
Selling and general and administrative	4,346	557	1,840	9,744	16,487
Depreciation and amortization	2	119	-	1,132	1,253
Loss on disposal of assets	-	-	-	17	17
Total operating expenses	14,498	4,589	18,022	10,872	47,981
Income (loss) from operations	13,664	278	803	(10,767)	3,978

Other income (expenses):
Interest expense, net	-	-	-	(2,261)	(2,261)
Other	-	-	-	167	167

Income (loss) before income tax expense	13,664	278	803	(12,861)	1,884
Income tax expense	-	-	-	284	284
Net income (loss)	$13,664	$278	$803	$(13,145)	$1,600

The Company identifies its assets by segment. Significant assets of the Company’s corporate offices include cash, property and equipment, loan origination costs and the patent held for sale.  The Company’s assets by segment as of May 31, 2011 and May 31, 2010 are as follows:

	Year Ended May 31, 2011			Year Ended May 31, 2010

	Total Assets	Property and Equipment, net	Goodwill and Intangible Assets, net	Total Assets	Property and Equipment, net	Goodwill and Intangible Assets, net

Segment
Cellular	$8,284	$62	$3,325	$10,362	$124	$4,068
Two-way	2,031	394	374	1,599	401	373
Wholesale	1,121	8	-	837	2	-
Corporate	4,975	2,155	206	8,886	2,222	244

Totals	$16,411	$2,619	$3,905	$21,684	$2,749	$4,685

During fiscal year 2011, the Company did not have a single customer that represented more than 10% of total segment revenues.

SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Aug. 31, 2011	May 31, 2011
SUBSEQUENT EVENTS
NOTE 16 – SUBSEQUENT EVENTS

Amendment to Thermo Revolving Credit Facility

For the three months ended August 31, 2011, the Company was not in compliance with its financial covenants as defined under the terms of the Thermo Revolver.  The Company did not meet the specified requirements under the debt service coverage ratio calculation and had negative operating income which triggered an event of default under the terms of the Thermo Revolver. On October 11, 2011, the Company received a waiver of these financial covenants and the resulting events of default for the quarter ended August 31, 2011.  The waiver does not extend to any periods following this quarter.

In conjunction with the waiver and on October 11, 2011, the Company entered into Amendment No. 4 to the Loan and Security Agreement whereby the loan commitment amount was reduced from  $18,000,000, as established under the second amendment to the Thermo Revolver effective August 1, 2009, to  $12,000,000 as of October 11, 2011.  The loan commitment will continue to be reduced monthly by the Monthly Step Down amount, which as of the date of this report is approximately  $53,000 per month.  As a result of the reduced loan commitment amount, the loan commitment fee of  $68,000 payable on August 1, 2011, as required under the second amendment to the Thermo Revolver, is reduced to  $45,000 under the terms of Amendment No. 4.  The Company paid the amended commitment fee amount in August 2011 and as a result of this Amendment No. 4, has recognized this reduced liability as of August 31, 2011.  All other terms of the Thermo Revolver remain unchanged. The Company is currently negotiating with Thermo on certain ongoing relief to the financial covenants and repayment terms under the Thermo Revolver but has been unable to finalize these negotiations as of the date of this Report.

NOTE 16 – SUBSEQUENT EVENTS

Change of Ownership and Voting Control of Teletouch

Since November 2005, the majority of Teletouch’s outstanding common stock has been owned and controlled by TLL Partners, LLC (“TLLP”), a Delaware limited liability company, controlled by Robert M. McMurrey, the Company’s Chairman and Chief Executive Officer.  In August 2006, immediately prior to Teletouch’s acquisition of Progressive Concepts, Inc. (“PCI”), TLLP assumed the senior debt obligations of PCI and settled the subordinated debt obligations of PCI by issuing 4,350,000 shares of its holdings of Teletouch’s common stock and converted the balance  of the subordinated debt into redeemable Series A preferred units of TLLP.  To secure the senior debt obligation, TLLP pledged all of its then held assets, which consisted primarily of its holding of approximately 80% of the outstanding common stock of Teletouch as of August 2006. TLLP is a holding company with no operations with a minimal amount of cash on hand and is dependent upon selling a sufficient number of shares it owns in Teletouch common stock or upon the cash flows of Teletouch through the receipt of future cash dividends to service its outstanding debt obligations. When the senior debt originally matured in August 11, 2007, TLLP did not have sufficient cash or other means to repay this debt and was successful in negotiating an initial extension of the maturity date through October 11, 2007. Subsequent extensions were granted by the senior debt holder to TLLP extending the maturity date through January 31, 2011.  In February 2011, TLLP negotiated a settlement of its senior debt obligations which required a series of payments beginning February 2011 and continuing through August 19, 2011, the amended maturity date.  In addition to the cash payments and as part of the settlement agreement, TLLP was obligated to transfer 2,000,000 shares of its holdings of Teletouch’s common stock to the senior lender at the maturity date.  TLLP began selling shares of its holdings of Teletouch’s common stock in February 2011 to raise the funds to make these payments on its senior debt obligation.

Beginning in February 2011 and continuing through June 2011, TLLP completed sixteen (16) privately negotiated transactions and sold a total of 8,499,001 shares of its holdings of Teletouch’s common stock, which is approximately 17.4% of the Company’s outstanding common stock on June 13, 2011.  Following these sales transactions, TLLP continued to own 30,650,999 shares of our common stock, or 62.9% of the Company’s outstanding stock.

On August 11, 2011, TLLP entered into a binding agreement titled “Heads of Terms” (the “Binding Agreement”) and certain related agreements with its Series A Preferred unit holders, Stratford Capital Partners, LP (“Stratford”) and Retail & Restaurant Growth Capital, LP (“RRGC”) (together, Stratford and RRGC are hereafter referred to as the “Transferees”), whereby, TLLP was required on or before August 17, 2011  to exchange 25,000,000 shares of its holdings of the Company’s common stock (the “New Shares”) to settle in full TLLP’s approximately  $18,200,000 redemption obligation on its outstanding Series A Preferred Units (the “Preferred Units”) and for additional cash consideration totaling  $3,750,000 from the Transferees (the “Exchange”).  Based on the approximately  $21,950,000 consideration exchanged by Transferees, TLLP realized approximately  $0.88 per share in value for the shares of the Company’s common stock transferred in the Exchange.   As a result of the Exchange, Stratford and RRGC received 15,000,000 shares and 10,000,000 shares, respectively, of the Company’s common stock in exchange for their respective share of the cash consideration and their respective holdings of the outstanding Preferred Units. The Company is not a party to the Binding Agreement, but the Company’s execution of a registration rights agreement and a mutual release (both discussed further below) were conditions to the closing of the transactions contemplated by the Binding Agreement.  The Company did not receive or issue any securities in connection with the Binding Agreement, and except for the benefits received by the Company under the mutual release, the Company received none of the consideration payable under the Binding Agreement.   The conditions of the Exchange required that TLLP use the cash proceeds from the Exchange to retire its senior debt obligation and imposed restrictions on any cash remaining with TLLP.

The New Shares transferred by TLLP to the Transferees in the Exchange are subject to (i) a call option in favor of TLLP which permits TLLP for a period of 15 months following the Exchange (the “Option Period”) to repurchase some or all of the New Shares then held by the Transferees, on a pro rata, at an exercise price of  $1.00 per share, and (ii) a put option in favor of each of the Transferees to sell to TLLP for 30 days following the conclusion of the Option Period some or all of such New Shares then held by the Transferees at the same exercise price of  $1.00 per share, subject to adjustments and limitations. The obligation of TLLP to pay for the New Shares subject to the put option is recourse only to TLLP and its assets, and is not recourse to any other person or entity, including without limitation, a TLLP affiliate, absent fraud or willful misconduct. TLLP’s obligation to pay the put price under the put option will be secured by a perfected pledge over the assets of TLLP.  The Company has no responsibilities related to the put and is not obligated to settle the put option.

During the Option Period, each of the Transferees will be permitted to sell or otherwise transfer their shares of the Company’s common stock free and clear of the options, rights and voting agreements under the Binding Agreement, provided that, for seven (7) months following the date of the Exchange, the Transferees agree that they will not distribute or otherwise pledge, allocate or hypothecate the New Shares and, so long as the Company has performed and is performing its obligations under the registration rights agreement, not sell or otherwise dispose of the New Shares. The call option, the put option and the voting agreement described above apply only to the New Shares then owned by Stratford and RRGC.

Also, during the Option Period, each of the Transferees agree to vote their New Shares on any matter submitted to a vote of shareholders in the same proportion which other shares of the Company are voted for such matter (for example, if 60% of the shares of other shareholders are voted in favor of a matter and 40% are voted against such matter, each of the Transferees agree to vote 60% of their shares in favor of such matter and 40% against such matter); provided, however, the Transferees are not obligated to vote in a manner that it reasonably determines may expose each entity or its respective officers or directors to liability.

The closing of the Exchange occurred on August 17, 2011 and constituted a change of control of the Company because, following the Exchange and their acquisition and beneficial ownership of 29,350,000 shares or 60.2% of the Company’s outstanding securities, the Transferees, collectively, now control the Company, as stated in Schedule 13D/A by Stratford and RRGC filed by each of them with the Securities and Exchange Commission (“SEC”) on August 11, 2011 (the “13D/A”). To the best of the Company’s knowledge, (i) there are no arrangements or understandings by and between TLLP and the Transferees with respect to election of the Company’s directors or any other matters, and (ii) there are no arrangements, the operation of which may result, at a future date, in another change of control transaction excluding the call and put options, as described above, that provide TLLP certain rights to re-acquire the some or all of the New Shares during the Option Period which, if exercised in sufficient quantities, could result in TLLP regaining control of the Company. The beneficial ownership information disclosed above was derived from information disclosed by the Transferees on the 13D/A.

TLLP’s management has communicated to the Company that additional sales of its holdings of the Company’s common stock are likely to fund the ongoing operating expenses of TLLP and that it will actively be seeking financing to exercise some or all of its call option during the call option period.  There can be no assurance that TLLP will be successful in its efforts to secure the financing necessary to purchase the Exchanged Shares and regain voting control at the Company nor can there be any assurance that Stratford and RRGC will not transfer some or all of the shares following the initial 7 month transfer restriction period which in turn would reduce or negate TLLP’s call option.

Registration Rights Agreement: In connection with the terms of the Binding Agreement as discussed above, on August 17, 2011, Teletouch entered into a Registration Rights Agreement (the “RRA”) with the Transferees. Prior to the closing of the Exchange, the Transferees owned all of the issued and outstanding Series A Preferred Units of TLLP.  Pursuant to the RRA, the Company agreed to file with the SEC, subject to certain restrictions, by October 17, 2011, a registration statement relating to the registration of (i) 4,350,000 shares of the Company’s common stock (the “Existing Shares”) held, in the aggregate, by the Transferees as of the date of the RRA, (ii) 25,000,000 shares of the Company’s common stock (the “New Shares”)  transferred to the Transferees by TLLP pursuant to the Exchange Transaction described below and (iii) 2,650,999 shares of the Company’s common stock being pledged by TLLP as security against the put option held by the Transferees as further described below (the “Pledged Shares”).  (The “Existing Shares” together with the “New Shares” and the “Pledged Shares” are hereafter referred to as the “Registrable Securities.”)  The RRA requires that the Company use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 and to keep such registration continuously effective thereunder. The RRA also contains indemnification and other provisions that are customary to agreements of this nature.

Mutual Release: In connection with the terms of the Binding Agreement as discussed above, on August 17, 2011, the Company and the Transferees also executed a mutual release (the “Mutual Release”).  Under the terms of the Mutual Release, (i) the Transferees released each of TLLP  and the Company, as well as the respective affiliated parties of the Company and TLLP (the “Teletouch/TLLP Released Parties”), from any and all past, present, or future claims and causes of action, (a) arising out of or relating in any way to RRGC’s or Stratford Capital’s ownership interest in TLLP or the Company, including, but not limited to, any of TLLP’s actions and omissions in connection with the debt owing by TLLP to its senior lender, Fortress Investment Group or the other Lenders (“Fortress”) under that certain Loan Agreement dated as of August 11, 2006, as amended, supplemented or otherwise modified by TLLP and Fortress (the Company is not a party to such Loan Agreement), (b) arising out of or relating to any actions or omissions of any of the Teletouch/TLLP Released Parties in connection with TLLP or the Company, or (c) arising or in any way relating to any past actions or omissions of TLLP or the Company but excluding, solely with respect to TLLP, certain specified claims, and (ii) each of TLLP and the Company released each of RRGC and Stratford Capital, as well as their respective affiliated parties, from any and all past, present, or future claims and causes of action, arising out of or relating in any way to RRGC’s or Stratford Capital’s ownership interest in TLLP or the Company including, but not limited to, any of RRGC’s or Stratford Capital’s actions and omissions as members of TLLP or stockholders of the Company, and RRGC’s or Stratford Capital’s actions and omissions in connection with the debt due by TLLP to Fortress.  In addition, the Mutual Release provides that each party covenants not to sue any beneficiary of the persons released by it with respect to any released claim, including a third party or derivative claim.  The Company has also been informed that Mr. McMurrey entered into a separate mutual release with the Transferees.

The Company determined to execute the RRA and the Mutual Release for a number of reasons, the most significant of which was in order to mitigate the risk of becoming embroiled in disputes and potential litigation among its largest beneficial shareholders.

Unilateral Release:  As a requirement by Company and prior to entering into the RRA and Mutual Release, on August 17, 2011, TLLP and Mr. McMurrey executed a unilateral release (the “Release”) with the Company.  Under the terms of the Release, (i) TLLP and Mr. McMurrey released the Company, and its affiliated parties, from any and all past, present, or future claims and causes of action.  The Release excludes any and all claims and causes of action that Mr. McMurrey may have as an officer, employee or director of the Company, or of any of its subsidiaries, including without limitation employment claims and obligations, and rights to indemnification enjoyed by Mr. McMurrey arising under applicable law, the Company’s charter, bylaws, contract, or otherwise.  In addition, the Release contains a covenant by TLLP and Mr. McMurrey not to sue the Company or any of its affiliated persons with respect to any of the released claims or causes of action. The Company did not release TLLP or Mr. McMurrey from any claims or causes of action.

The Company’s execution of the RRA and the Mutual Release, and the Company’s negotiation of, and demand for, the Release issued by TLLP and Mr. McMurrey were approved by the Audit Committee of the Board of Directors, as well as by the Board of Directors, of the Company (with Mr. McMurrey and Mr. Hyde abstaining from the vote).  Mr. McMurrey is the Chairman of the Board and Chief Executive Officer of the Company, and the managing member of TLLP.  Mr. Thomas A. Hyde, Jr. is a Director of the Company, and the President and Chief Operating Officer, and in this capacity Mr. Hyde reports to Mr. McMurrey.

Limitation on Ability to Utilize Net Operating Losses:  As a result of this change in ownership which constitutes a change of control of the Company under the Internal Revenue Code, the Company’s ability to utilize the net operating losses it has accumulated through August 11, 2011 (the date of the change of control) to offset future taxable income will be limited under Section 382 of the Internal Revenue Code.  As of May 31, 2011, the Company has accumulated significant net operating losses totaling approximately  $31.7 million.  As of the date of this Report, the Company has not determined the specific limitation amount but believes such limitations will significantly reduce its ability to offset future taxable income with its existing net operating losses.

Other Regulatory and Contractual Consents Required:  Since the Company holds certain licenses for radio frequencies from the Federal Communications Commission (“FCC”), it is required to seek approval in advance for any changes in ownership that result in a change in control or be subject to fines and other penalties assessed by the FCC.  Because of the circumstances of the Exchange, the FCC granted a waiver of its advance approval requirements and categorized this transaction as an “involuntary” change of control under its rules.  Because the transaction has been deemed involuntary by the FCC, the Company has 30 days to submit the forms reporting the change in control, including information on the new owners.  The Company does not expect this ownership change to be challenged by the FCC.

It is common for certain contracts and agreements to contain provisions providing for notification and approval of a change in control. Due to the short period of time between the Company becoming aware of this transaction and the closing of this transaction, the Company was only able to review its key contracts and agreements for such provisions related to a change of control and believes that notification of this transaction was not required under these agreements.  The key agreements reviewed included its various loan documents and its distribution agreements with AT&T.  As of the date of this Report, the Company can provide no assurance that is has not inadvertently violated one or more of its numerous other contracts or agreements by failing to notify the other party that may have such rights under such contract or agreement.

INVENTORY	3 Months Ended
Aug. 31, 2011
INVENTORY
NOTE 4 – INVENTORY

The following table lists the cost basis of inventory by major product category and the related reserves for inventory obsolescence at August 31, 2011 and May 31, 2011 (in thousands):

	August 31, 2011			May 31, 2011
	Cost	Reserve	Net Value	Cost	Reserve	Net Value

Phones and related accessories	$951	$(103)	$848	$647	$(91)	$556
Automotive products	251	(41)	210	314	(45)	269
Satellite products	12	(6)	6	11	(4)	7
Two-way products	554	(140)	414	567	(143)	424
Other	4	(2)	2	4	(3)	1
Total inventory and reserves	$1,772	$(292)	$1,480	$1,543	$(286)	$1,257